UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number        811-2538
                                   ---------------------------------------------

                           Touchstone Investment Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                303 Broadway, Suite 1100, Cincinnati, Ohio 45202
--------------------------------------------------------------------------------
         (Address of principal executive offices)           (Zip code)

             Jill T. McGruder, 303 Broadway, Cincinnati, Ohio 45202
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (513) 878-4066
                                                   -----------------------------

Date of fiscal year end:   9/30/07
                           ----------------------

Date of reporting period:  9/30/07
                           ----------------------

      Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

      A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2007

Annual Report
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOUCHSTONE INVESTMENT TRUST

Touchstone Core Bond Fund

Touchstone High Yield Fund

Touchstone Institutional Money Market Fund

Touchstone Money Market Fund

Touchstone U.S. Government Money Market Fund
--------------------------------------------------------------------------------

[LOGO] TOUCHSTONE (R)
       INVESTMENTS

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

                                                                           Page
--------------------------------------------------------------------------------
Letter from the President                                                     3
--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Unaudited)                     4-7
--------------------------------------------------------------------------------
Tabular Presentation of Portfolios of Investments (Unaudited)                 8
--------------------------------------------------------------------------------
Statements of Assets and Liabilities                                       9-10
--------------------------------------------------------------------------------
Statements of Operations                                                  11-12
--------------------------------------------------------------------------------
Statements of Changes in Net Assets                                       13-14
--------------------------------------------------------------------------------
Financial Highlights                                                      15-19
--------------------------------------------------------------------------------
Notes to Financial Statements                                             20-30
--------------------------------------------------------------------------------
Portfolios of Investments:
--------------------------------------------------------------------------------
     Core Bond Fund                                                       31-32
--------------------------------------------------------------------------------
     High Yield Fund                                                      33-35
--------------------------------------------------------------------------------
     Institutional Money Market Fund                                      36-39
--------------------------------------------------------------------------------
     Money Market Fund                                                    40-44
--------------------------------------------------------------------------------
     U.S. Government Money Market Fund                                       45
--------------------------------------------------------------------------------
Notes to Portfolios of Investments                                           46
--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm                      47
--------------------------------------------------------------------------------
Other Items (Unaudited)                                                   48-49
--------------------------------------------------------------------------------
Management of the Trust (Unaudited)                                       50-53
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter from the President
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide you with the Touchstone Investment Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the twelve months ended September 30, 2007.

During the previous twelve months investors contended with concerns related to the weakening housing market, subprime-mortgage problems that roiled financial-services companies worldwide, higher oil prices, the weakening dollar, and the potential for slower economic growth. However, late in the summer investors seemed to be hopeful that the worst of the credit-related problems from the housing and subprime-mortgage markets was over and the Federal Reserve would be aggressive in its effort to keep the economy from sagging into a recession. This view was confirmed as the Fed cut its short-term interest rate by one-half percentage point in September, to 4.75%. This was the first rate reduction in four years and the steepest in nearly five years. This injected the liquidity needed and confidence in the financial markets returned.

When we examine where the financial markets may be headed in the year to come, we continue to believe that diversification is key to balancing risk and return and that fixed income investment will remain an important asset class. We recommend that you work with your financial professional to employ a sound asset allocation strategy that invests in a combination of stock, bond and money market mutual funds to help keep your financial strategy on course. We also suggest maintaining a long-term approach to gain the full potential benefits of investing.

We greatly appreciate your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,

/s/ Jill T. McGruder

Jill T. McGruder
President
Touchstone Investment Trust

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Unaudited)
--------------------------------------------------------------------------------

TOUCHSTONE CORE BOND FUND

SUB-ADVISED BY FORT WASHINGTON INVESTMENT ADVISORS, INC.


INVESTMENT PHILOSOPHY & PROCESS

The Touchstone Core Bond Fund seeks to provide a high level of current income by primarily investing in investment grade debt securities. Capital appreciation is a secondary objective. In deciding what securities to buy and sell, the overall investment opportunities and risks in different sectors of the debt securities market are analyzed, focusing on maximizing total return while minimizing volatility. A disciplined sector allocation process is followed in order to build a diversified portfolio.

FUND PERFORMANCE & POSITIONING

The total return of the Touchstone Core Bond Fund was 4.66% for the fiscal year ended September 30, 2007. The total return of the Lehman Brothers U.S. Aggregate Index was 5.13% for the same period.

Despite significant volatility during the last year, long-term (10 years and over) interest rates were almost unchanged over the 12 months. However, intermediate and short-term rates dropped significantly during the year as the Fed and market shifted focus from inflation to growth concerns. Slower growth and the spillover from the sub-prime crisis to the credit and money markets led to the greater than expected 1/2 percent easing by the Fed. Corporate bonds performed poorly, dominated by events of the third quarter of 2007, as the risk premium increased on all non-treasury securities due to the sub-prime induced problems. The Fund was underweight in investment grade corporate bonds during the period of greatest underperformance, which positively impacted performance. In addition, high yield was added late in the year, after a significant increase in the risk premium. This was the largest single factor for positive performance of the Fund. Given the sub-prime crisis, it is a surprise that mortgage-backed securities, a sector in which the Fund was overweight, performed better than corporate bonds but not as well as treasury bonds. This detracted from relative performance.

The bond market expectations are for an additional 25-50 basis point cut in the fed funds rate over the next six months. We believe this is a reasonable expectation as the pace of economic growth is expected to slow to 2% or less in the next six months, while core inflation has moderated recently. However, there is enough uncertainty about potential action that we are staying close to the benchmark for interest rate risk over the near term. Risk premiums have increased for most assets, including corporate bonds, and we believe credit markets are now more fairly-priced than before. We used that opportunity to move the Fund to a neutral position, from an underweight, and will move further if we see another significant movement in risk premiums in either direction. The high yield position will be maintained at the current level unless there is significant change in risk premium or the economic outlook. The sub-prime crisis impacted the entire mortgage market to an extent greater than we believe it should have. We are maintaining the Fund overweight to the mortgage sector since we anticipate high quality mortgage-backed securities, the segment in which the Fund is invested, will rebound as the impact of sub-prime on the broader mortgage market fades.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
             CORE BOND FUND* AND THE LEHMAN BROTHERS AGGREGATE INDEX

------------------------------------------
              CORE BOND FUND
      AVERAGE ANNUAL TOTAL RETURNS**
      ------------------------------
            1 Year     5 Years    10 Years
CLASS A     (1.29%)     2.32%      4.27%
CLASS C      3.87%      2.56%      2.84%
------------------------------------------

                                  [LINE CHART]

Core Bond Fund - Class A                Lehman Brothers Aggregate Index
------------------------                -------------------------------

  DATE           BALANCE                  DATE                  BALANCE
09/30/97           9,525                09/30/97                10,000
12/31/97           9,628                12/31/97                10,294
03/31/98           9,826                03/31/98                10,454
06/30/98          10,037                06/30/98                10,699
09/30/98          10,309                09/30/98                11,151
12/31/98          10,451                12/31/98                11,189
03/31/99          10,375                03/31/99                11,133
06/30/99          10,278                06/30/99                11,035
09/30/99          10,310                09/30/99                11,110
12/31/99          10,276                12/31/99                11,097
03/31/00          10,379                03/31/00                11,341
06/30/00          10,561                06/30/00                11,539
09/30/00          10,841                09/30/00                11,887
12/31/00          11,275                12/31/00                12,387
03/31/01          11,564                03/31/01                12,763
06/30/01          11,558                06/30/01                12,835
09/30/01          12,099                09/30/01                13,427
12/31/01          12,024                12/31/01                13,433
03/31/02          12,005                03/31/02                13,445
06/30/02          12,431                06/30/02                13,942
09/30/02          12,905                09/30/02                14,581
12/31/02          13,074                12/31/02                14,810
03/31/03          13,258                03/31/03                15,017
06/30/03          13,508                06/30/03                15,392
09/30/03          13,461                09/30/03                15,370
12/31/03          13,499                12/31/03                15,418
03/31/04          13,779                03/31/04                15,828
06/30/04          13,473                06/30/04                15,441
09/30/04          13,806                09/30/04                15,935
12/31/04          13,908                12/31/04                16,086
03/31/05          13,840                03/31/05                16,009
06/30/05          14,175                06/30/05                16,491
09/30/05          14,083                09/30/05                16,380
12/31/05          14,127                12/31/05                16,477
03/31/06          14,026                03/31/06                16,370
06/30/06          13,994                06/30/06                16,357
09/30/06          14,516                09/30/06                16,980
12/31/06          14,670                12/31/06                17,191
03/31/07          14,878                03/31/07                17,448
06/30/07          14,771                06/30/07                17,358
09/30/07          15,194                09/30/07                17,851

           PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


* The chart above represents the performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. Fund commenced operations on October 3, 1994.

** The average annual total returns shown above are adjusted for maximum applicable sales charge.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Unaudited)
--------------------------------------------------------------------------------

TOUCHSTONE HIGH YIELD FUND

SUB-ADVISED BY FORT WASHINGTON INVESTMENT ADVISORS, INC.


INVESTMENT PHILOSOPHY & PROCESS

The Touchstone High Yield Fund seeks high current income and capital appreciation by primarily investing in non-investment grade securities. The Fund emphasizes the higher-quality segment of the high yield market. It utilizes a research process designed to maximize risk-adjusted returns by avoiding lower-rated securities.

FUND PERFORMANCE & POSITIONING

The total return of the Touchstone High Yield Fund was 6.69% for the fiscal year ended September 30, 2007. The total return of the Merrill Lynch High Yield Master Index was 7.66% for the same period.

The Fund underperformed its benchmark due to its higher-quality bias as well as its allocation to certain industries. For the twelve month period, the high yield market saw a little bit of everything. The first two quarters delivered impressive returns while the last two quarters delivered only fractionally positive returns. The net result was a total return that approximated the yield with little contribution from capital appreciation or depreciation.

As a result of significant demand from structured products and leveraged vehicles coupled with a disregard for risk, high yield spreads approached their tightest levels on record in the spring of 2007. After this extended period of limited volatility and tightening spreads, considerable uncertainty was reintroduced into the capital markets. Issues in the sub-prime mortgage market and the collapse of certain hedge funds significantly reduced the appetite for risk within the capital markets. The large amount of anticipated LBO-related supply also discouraged high yield investors from supporting a volatile market.

Throughout this period, the Fund performed as expected, particularly when compared to the broadest benchmarks. Due to its higher quality bias, the Fund's higher quality portfolio generally lags during periods of low-quality (CCC-rated) outperformance while it outperforms during the more recent, volatile periods. Credit analysis has become a differentiating factor as investors became more judicious in deploying their cash. This type of environment is generally one in which the Fund's strategy has historically done well.

During the last twelve months, Fund performance was aided by overweight allocations to the Metals, Capital Goods and Healthcare sectors as well as underweight allocations to the Automotive/Auto Parts and Paper sectors. Conversely, overweight allocation to Homebuilders and Building Materials detracted from performance. While we acknowledge that the Fund's exposure to Homebuilders has been inopportune in hindsight, we continue to think there is considerable return potential within this sector. The Fund has always invested in the larger, well-capitalized homebuilders and we believe they have flexibility to weather the current environment. In fact, the Homebuilders to which the Fund is exposed are currently contracting their balance sheets and generating significant cash flow in response to the difficult market.

Although we currently do not foresee an economic recession and/or materially increasing default rates in the near term, the risks of such have clearly increased. While spreads have widened materially, we are hesitant to project significant capital appreciation over the next six to twelve months. However, given that we expect default rates to remain below average and that the economy will be able to avoid a recession, we think high yield valuations are now attractive. While volatility will remain heightened and spreads may widen, we feel that longer term investors will be rewarded for adding high yield exposure as a result of attractive valuations.

We believe the Fund's strategy of fundamental credit analysis with particular emphasis on avoiding problem credits will continue to add value as negative credit events may have a material impact on returns in this lower return environment. The Fund is designed to exhibit less volatility than the broad market and deliver attractive risk adjusted returns for performance over a full cycle, with focus on protecting principal in down markets.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
         HIGH YIELD FUND* AND THE MERRILL LYNCH HIGH YIELD MASTER INDEX

-----------------------------------------------------
                  HIGH YIELD FUND
           AVERAGE ANNUAL TOTAL RETURNS**
           ------------------------------
             1 Year     5 Years    Since Inception***
CLASS A      1.66%       8.56%           6.44%
CLASS B      1.85%       8.64%           6.34%
CLASS C      5.81%       8.80%           6.45%
CLASS y      6.76%       9.64%           7.15%
-----------------------------------------------------

                                  [LINE CHART]

                                                 Merrill Lynch
  High Yield Fund - Class A                 High Yield Master Index
------------------------------          --------------------------------

     DATE           BALANCE               DATE                BALANCE
   05/01/00           9,525             05/01/00              10,000
   05/31/00           9,512             05/31/00               9,896
   06/30/00           9,661             06/30/00              10,065
   09/30/00           9,926             09/30/00              10,201
   12/31/00           9,761             12/31/00               9,800
   03/31/01          10,181             03/31/01              10,409
   06/30/01          10,063             06/30/01              10,277
   09/30/01           9,793             09/30/01               9,862
   12/31/01          10,267             12/31/01              10,408
   03/31/02          10,557             03/31/02              10,612
   06/30/02          10,439             06/30/02               9,960
   09/30/02          10,038             09/30/02               9,645
   12/31/02          10,667             12/31/02              10,289
   03/31/03          11,080             03/31/03              10,999
   06/30/03          12,020             06/30/03              12,062
   09/30/03          12,206             09/30/03              12,367
   12/31/03          12,751             12/31/03              13,090
   03/31/04          13,006             03/31/04              13,382
   06/30/04          12,889             06/30/04              13,264
   09/30/04          13,461             09/30/04              13,880
   12/31/04          13,951             12/31/04              14,499
   03/31/05          13,713             03/31/05              14,291
   06/30/05          14,086             06/30/05              14,676
   09/30/05          14,238             09/30/05              14,809
   12/31/05          14,403             12/31/05              14,909
   03/31/06          14,666             03/31/06              15,335
   06/30/06          14,454             06/30/06              15,358
   09/30/06          14,892             09/30/06              15,979
   12/31/06          15,463             12/31/06              16,645
   03/31/07          15,818             03/31/07              17,090
   06/30/07          15,765             06/30/07              17,144
   09/30/07          15,889             09/30/07              17,203

* The chart above represents the performance of Class A shares only, which will vary from the performance of Class B, Class C and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

** The average annual total returns shown above are adjusted for maximum applicable sales charge.

*** Class A, Class B, Class C and Class Y shares commenced operations on May 1, 2000, May 1, 2001, May 23, 2000 and February 1, 2007, respectively. The returns for Class Y shares include performance of the Fund that was achieved prior to the creation of Class Y shares (February 1, 2007), which is the same as the performance for Class A shares through February 1, 2007. The return has been restated for sales charges and for fees applicable to Class Y shares.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Tabular Presentation of Portfolios of Investments (Unaudited)
September 30, 2007
--------------------------------------------------------------------------------

The illustrations below provide each Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund's investments.

-----------------------------------------------------
CORE BOND FUND
-----------------------------------------------------

CREDIT ANALYSIS          (% OF INVESTMENT SECURITIES)
U.S. Treasury                                    13.2
U.S. Agency                                      26.3
AAA/Aaa                                          30.6
AA/Aa                                             2.8
A/A                                               7.7
BBB/Baa                                           9.1
B/B                                              10.3
                                               ------
TOTAL                                           100.0
                                               ------
-----------------------------------------------------

-----------------------------------------------------
HIGH YIELD FUND
-----------------------------------------------------

CREDIT ANALYSIS          (% OF INVESTMENT SECURITIES)
U.S. Treasury                                     2.0
BBB/Baa                                           2.6
BB/Ba                                            38.1
B/B                                              53.4
CCC/Caa                                           3.9
                                               ------
TOTAL                                           100.0
                                               ------
-----------------------------------------------------

-----------------------------------------------------
INSTITUTIONAL MONEY MARKET FUND
-----------------------------------------------------

CREDIT ANALYSIS          (% OF INVESTMENT SECURITIES)
A-1/P-1F-1                                       99.1
FW1(NR)*                                          0.9
                                               ------
TOTAL                                           100.0
                                               ------

PORTFOLIO ALLOCATION     (% OF INVESTMENT SECURITIES)
Variable Rate Demand Notes                       60.5
Corporate Bonds/Commercial Paper                 26.9
Taxable Municipal Bonds                           6.8
Bank Time Deposits                                3.7
U.S. Government Agency                            2.0
Repurchase Agreements                             0.1
                                               ------
TOTAL                                           100.0
                                               ------
-----------------------------------------------------

-----------------------------------------------------
MONEY MARKET FUND
-----------------------------------------------------

CREDIT ANALYSIS          (% OF INVESTMENT SECURITIES)
A-1/P-1F-1                                       96.1
FW1(NR)*                                          3.9
                                               ------
TOTAL                                           100.0
                                               ------

PORTFOLIO ALLOCATION     (% OF INVESTMENT SECURITIES)
Variable Rate Demand Notes                       63.9
Corporate Bonds/Commercial Paper                 23.7
Taxable Municipal Bonds                           9.1
Bank CD/Time Deposit                              3.3
                                               ------
 TOTAL                                          100.0
                                               ------
-----------------------------------------------------

-----------------------------------------------------
U.S. GOVERNMENT MONEY MARKET FUND
-----------------------------------------------------

CREDIT QUALITY           (% OF INVESTMENT SECURITIES)
AAA                                             100.0

PORTFOLIO ALLOCATION     (% OF INVESTMENT SECURITIES)
Overseas Private Investment Corp.                29.3
Repurchase Agreements                            23.8
FHLB                                             18.9
Variable Rate Demand Notes                       13.7
FNMA                                              9.0
FHLMC                                             5.3
                                               ------
TOTAL                                           100.0
                                               ------
-----------------------------------------------------

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
September 30, 2007
--------------------------------------------------------------------------------

                                                                                                   CORE BOND      HIGH YIELD
                                                                                                     FUND            FUND
------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
  At cost                                                                                        $  58,383,001   $ 101,075,198
==============================================================================================================================
  Non-affiliated securities, at market value                                                        57,972,428      97,059,278
  Affiliated securities, at market value                                                               311,914       1,900,505
------------------------------------------------------------------------------------------------------------------------------
Total investment securities, at market value - including
   $2,193,652 of securities loaned for the High Yield Fund                                       $  58,284,342   $  98,959,783
Dividends and interest receivable                                                                      552,647       2,005,373
Receivable for capital shares sold                                                                      94,563         356,941
Receivable for securities sold                                                                              --       1,409,443
Receivable for securities lending income                                                                    --           1,469
Other assets                                                                                             6,985          12,177
------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                        58,938,537     102,745,186
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Bank overdraft                                                                                              --       1,107,289
Dividends payable                                                                                       13,574          76,035
Payable upon return of securities loaned                                                                    --       2,299,368
Payable for capital shares redeemed                                                                     63,585          35,733
Payable for securities purchased                                                                            --       1,220,225
Payable to Advisor                                                                                      24,137          47,540
Payable to other affiliates                                                                              5,298          20,613
Payable to Trustees                                                                                      1,663           5,378
Other accrued expenses and liabilities                                                                  59,564          61,895
------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                      167,821       4,874,076
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                       $  58,770,716   $  97,871,110
==============================================================================================================================

NET ASSETS CONSIST OF:
Paid-in capital                                                                                  $  61,423,548   $  99,614,325
Distributions in excess of net investment income                                                          (116)         (1,796)
Accumulated net realized gains (losses) from security transactions                                  (2,554,057)        373,996
Net unrealized depreciation on investments                                                             (98,659)     (2,115,415)
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                       $  58,770,716   $  97,871,110
==============================================================================================================================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares                                                        $  56,734,652   $  83,996,087
==============================================================================================================================
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)      5,869,946       9,162,909
==============================================================================================================================
Net asset value and redemption price per share                                                   $        9.67   $        9.17
==============================================================================================================================
Maximum offering price per share                                                                 $       10.15   $        9.63
==============================================================================================================================

PRICING OF CLASS B SHARES
Net assets attributable to Class B shares                                                        $          --   $   6,183,502
==============================================================================================================================
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)             --         675,641
==============================================================================================================================
Net asset value, offering price and redemption price per share*                                  $          --   $        9.15
==============================================================================================================================

PRICING OF CLASS C SHARES
Net assets attributable to Class C shares                                                        $   2,036,064   $   7,218,092
==============================================================================================================================
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)        221,899         788,280
==============================================================================================================================
Net asset value, offering price and redemption price per share*                                  $        9.18   $        9.16
==============================================================================================================================

PRICING OF CLASS Y SHARES
Net assets attributable to Class Y shares                                                        $          --   $     473,429
==============================================================================================================================
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)             --          51,563
==============================================================================================================================
Net asset value, offering price and redemption price per share                                   $          --   $        9.18
==============================================================================================================================

*     Redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (Continued)
--------------------------------------------------------------------------------

                                                                  INSTITUTIONAL    MONEY      U.S. GOVERNMENT
                                                                      MONEY        MARKET      MONEY MARKET
                                                                   MARKET FUND      FUND           FUND
-------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
  Investment securities, at amortized cost                      $ 212,619,063   $ 213,063,658   $  13,822,997
  Repurchase agreements                                               106,000              --       4,328,000
-------------------------------------------------------------------------------------------------------------
Total investment securities                                     $ 212,725,063   $ 213,063,658   $  18,150,997
Cash                                                                3,455,968              --             676
Interest receivable                                                 1,896,397       2,047,207         128,960
Other assets                                                            6,033          10,651           3,565
-------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                      218,083,461     215,121,516      18,284,198
-------------------------------------------------------------------------------------------------------------

LIABILITIES
Bank overdraft                                                             --             970              --
Dividends payable                                                       6,476           3,097           1,451
Payable for securities purchased                                      403,788       1,100,785              --
Payable to Advisor                                                     10,703          78,843           7,513
Payable to other affiliates                                             1,516          47,511           3,046
Payable to Trustees                                                     4,588           5,091           4,919
Other accrued expenses and liabilities                                 38,884          83,782          28,393
-------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                     465,955       1,320,079          45,322
-------------------------------------------------------------------------------------------------------------

NET ASSETS                                                      $ 217,617,506   $ 213,801,437   $  18,238,876
=============================================================================================================

NET ASSETS CONSIST OF:
Paid-in capital                                                 $ 217,673,982   $ 213,832,216   $  18,243,443
Distributions in excess of net investment income                         (388)             --              --
Accumulated net realized losses from security transactions            (56,088)        (30,779)         (4,567)
-------------------------------------------------------------------------------------------------------------
NET ASSETS                                                      $ 217,617,506   $ 213,801,437   $  18,238,876
-------------------------------------------------------------------------------------------------------------

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares                       $ 217,617,506   $  62,747,992   $  18,238,876
=============================================================================================================
Shares of beneficial interest outstanding
  (unlimited number of shares authorized, no par value)           217,667,597      62,792,299      18,243,449
=============================================================================================================
Net asset value, offering price and redemption price per share  $        1.00   $        1.00   $        1.00
=============================================================================================================

PRICING OF CLASS S SHARES
Net assets attributable to Class S shares                       $          --   $ 151,053,445   $          --
=============================================================================================================
Shares of beneficial interest outstanding
  (unlimited number of shares authorized, no par value)                    --     151,071,678              --
=============================================================================================================
Net asset value, offering price and redemption price per share  $          --   $        1.00   $          --
=============================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Operations
For the Year Ended September 30, 2007
--------------------------------------------------------------------------------

                                                                     CORE BOND    HIGH YIELD
                                                                       FUND          FUND
--------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                                           $ 3,078,853   $ 7,970,543
Dividends from affiliated securities                                    28,303        13,086
Income from securities loaned                                               --        10,558
--------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                              3,107,156     7,994,187
--------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                               293,465       583,645
Distribution expenses, Class A                                         160,768       231,220
Distribution expenses, Class B                                              --        69,825
Distribution expenses, Class C                                          20,653        80,099
Administration fees                                                     95,797       159,967
Transfer Agent fees, Class A                                            47,304        51,217
Transfer Agent fees, Class B                                                --        12,122
Transfer Agent fees, Class C                                             7,210        12,949
Transfer Agent fees, Class Y                                                --            55
Sponsor fees                                                            29,780        47,787
Registration fees                                                        1,936         1,606
Registration fees, Class A                                               9,568        11,702
Registration fees, Class B                                                  --         6,903
Registration fees, Class C                                               6,266         8,773
Registration fees, Class Y                                                  --           876
Postage and supplies                                                    20,914        22,414
Professional fees                                                       18,764        22,659
Custodian fees                                                          16,692        18,880
Reports to shareholders                                                 11,623        18,112
Trustees' fees and expenses                                             11,107        14,824
Accounting services fees                                                 9,375        11,250
Compliance fees and expenses                                               420           588
Other expenses                                                          23,394        16,436
--------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                         785,036     1,403,909
Sponsor fees waived                                                    (29,780)      (47,787)
Fees waived by the Administrator                                       (95,797)     (159,967)
Fees waived and/or expenses reimbursed by the Advisor                 (115,961)      (62,982)
--------------------------------------------------------------------------------------------
NET EXPENSES                                                           543,498     1,133,173
--------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                2,563,658     6,861,014
--------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions                           77,277       373,996
Net change in unrealized appreciation/depreciation on investments      (14,688)   (1,251,112)
--------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS               62,589      (877,116)
--------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 2,626,247   $ 5,983,898
============================================================================================

 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Operations (Continued)
--------------------------------------------------------------------------------

                                                       INSTITUTIONAL     MONEY     U.S. GOVERNMENT
                                                           MONEY         MARKET      MONEY MARKET
                                                        MARKET FUND       FUND           FUND
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest income                                        $ 14,404,802   $ 10,787,674   $    991,667
-------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                    533,187        889,780         93,007
Distribution expenses, Class A                                   --        160,857         52,947
Distribution expenses, Class S                                   --        841,720             --
Administration fees                                         340,256        328,332         30,114
Transfer Agent fees, Class A                                 11,589        103,356         30,420
Transfer Agent fees, Class S                                     --        166,688             --
Custodian fees                                              105,402         48,569         17,349
Professional fees                                            35,269         27,148         16,334
Reports to shareholders                                       5,493         48,940          8,033
Postage and supplies                                          1,578         42,341         12,085
Registration fees                                                --             --          1,931
Registration fees, Class A                                    9,870         16,715          9,735
Registration fees, Class S                                       --          5,427             --
Trustees' fees and expenses                                  13,965         14,463         13,965
Accounting services fees                                     12,500         10,875          6,000
Compliance fees and expenses                                  3,162          1,208            350
Other expenses                                               10,402          5,618          1,470
-------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                            1,082,673      2,712,037        293,740
Fees waived by the Administrator                           (340,256)      (328,332)       (30,114)
Fees waived and/or expenses reimbursed by the Advisor      (209,280)      (285,109)       (86,957)
-------------------------------------------------------------------------------------------------
NET EXPENSES                                                533,137      2,098,596        176,669
-------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                                    13,871,665      8,689,078        814,998

NET REALIZED LOSSES ON INVESTMENTS                          (45,951)        (2,332)            --
-------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS             $ 13,825,714   $  8,686,746   $    814,998
=================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                             CORE BOND FUND                 HIGH YIELD FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR          YEAR           YEAR           YEAR
                                                                          ENDED          ENDED          ENDED         ENDED
                                                                         SEPT. 30,      SEPT.30,       SEPT. 30,     SEPT. 30,
                                                                           2007           2006          2007 (A)       2006
--------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income                                                  $  2,563,658   $  2,467,273   $  6,861,014   $  6,401,017
Net realized gains (losses) from security transactions                       77,277     (1,244,917)       373,996        868,937
Net change in unrealized appreciation/depreciation on investments           (14,688)       500,416     (1,251,112)    (3,150,758)
--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                2,626,247      1,722,772      5,983,898      4,119,196
--------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A                                      (2,519,390)    (2,409,068)    (5,881,441)    (5,255,802)
From net investment income, Class B                                              --             --       (442,710)      (476,577)
From net investment income, Class C                                         (78,791)       (58,560)      (508,796)      (663,730)
From net investment income, Class Y                                              --             --        (29,358)            --
In excess of net investment income, Class A                                      --        (63,410)            --             --
In excess of net investment income, Class C                                  (1,266)        (1,954)            --             --
From net realized gains, Class A                                                 --             --       (653,419)      (412,929)
From net realized gains, Class B                                                 --             --        (63,879)       (43,972)
From net realized gains, Class C                                                 --             --        (72,616)       (66,837)
--------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                (2,599,447)    (2,532,992)    (7,652,219)    (6,919,847)
--------------------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold                                                 6,126,659      4,920,634     12,476,676     10,415,976
Reinvested distributions                                                  2,378,211      2,324,166      5,966,357      5,186,134
Payments for shares redeemed                                             (8,811,679)    (8,471,979)    (9,728,251)    (9,725,988)
--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS A SHARE TRANSACTIONS      (306,809)    (1,227,179)     8,714,782      5,876,122
--------------------------------------------------------------------------------------------------------------------------------

CLASS B
Proceeds from shares sold                                                        --             --      1,550,427      1,374,467
Reinvested distributions                                                         --             --        215,142        164,760
Payments for shares redeemed                                                     --             --     (2,861,256)    (1,950,350)
--------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CLASS B SHARE TRANSACTIONS                       --             --     (1,095,687)      (411,123)
--------------------------------------------------------------------------------------------------------------------------------

CLASS C
Proceeds from shares sold                                                   897,762      1,092,657        756,651      2,109,037
Reinvested distributions                                                     55,620         44,825        324,386        371,579
Payments for shares redeemed                                             (1,076,455)      (703,303)    (2,851,380)    (5,097,481)
--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS C SHARE TRANSACTIONS      (123,073)       434,179     (1,770,343)    (2,616,865)
--------------------------------------------------------------------------------------------------------------------------------

CLASS Y
Proceeds from shares sold                                                        --             --        895,800             --
Reinvested distributions                                                         --             --         29,364             --
Payments for shares redeemed                                                     --             --       (438,024)            --
--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS Y SHARE TRANSACTIONS                       --             --        487,140             --
--------------------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (403,082)    (1,603,220)     4,667,571         47,483

NET ASSETS
Beginning of year                                                        59,173,798     60,777,018     93,203,539     93,156,056
--------------------------------------------------------------------------------------------------------------------------------
End of year                                                            $ 58,770,716   $ 59,173,798   $ 97,871,110   $ 93,203,539
================================================================================================================================

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                       $       (116)  $       (350)  $     (1,796)  $       (505)
================================================================================================================================

(A) Except for Class Y shares, which represents the period from commencement of operations (February 1, 2007) through September 30, 2007.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (Continued)
--------------------------------------------------------------------------------

                                                       INSTITUTIONAL                          MONEY
                                                        MONEY MARKET                          MARKET
                                                            FUND                               FUND
---------------------------------------------------------------------------------------------------------------------
                                                   YEAR               YEAR             YEAR             YEAR
                                                  ENDED              ENDED            ENDED             ENDED
                                                 SEPT. 30,          SEPT. 30,        SEPT. 30,         SEPT. 30,
                                                   2007               2006             2007              2006
---------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income                        $    13,871,665   $    21,557,240   $     8,689,078   $     6,525,421
Net realized gains (losses) from
  security transactions                              (45,951)               37            (2,332)               --
---------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                 13,825,714        21,557,277         8,686,746         6,525,421
---------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A              (13,872,053)      (21,557,240)       (2,637,480)       (2,095,679)
From net investment income, Class S                       --                --        (6,051,598)       (4,429,742)
In excess of net investment income, Class A               --              (198)               --                --
---------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM
  DISTRIBUTIONS TO SHAREHOLDERS                  (13,872,053)      (21,557,438)       (8,689,078)       (6,525,421)
---------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold                      2,184,173,090     3,323,640,794        56,898,964        55,531,302
Reinvested distributions                          12,778,933         8,870,574         2,589,218         2,073,606
Payments for shares redeemed                  (2,394,877,885)   (3,273,299,360)      (50,634,002)      (53,274,633)
---------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM CLASS A SHARE TRANSACTIONS               (197,925,862)       59,212,008         8,854,180         4,330,275
---------------------------------------------------------------------------------------------------------------------

CLASS S
Proceeds from shares sold                                 --                --       214,033,255       204,347,216
Reinvested distributions                                  --                --         6,036,176         4,428,756
Payments for shares redeemed                              --                --      (202,749,243)     (182,698,415)
---------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
  CLASS S SHARE TRANSACTIONS                              --                --        17,320,188        26,077,557
---------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS                                 (197,972,201)       59,211,847        26,172,036        30,407,832

NET ASSETS
Beginning of year                                415,589,707       356,377,860       187,629,401       157,221,569
---------------------------------------------------------------------------------------------------------------------
End of year                                  $   217,617,506   $   415,589,707   $   213,801,437   $   187,629,401
=====================================================================================================================

DISTRIBUTIONS IN EXCESS OF
  NET INVESTMENT INCOME                      $          (388)  $            --   $            --   $            --
=====================================================================================================================

                                                  U.S. GOVERNMENT
                                                    MONEY MARKET
                                                        FUND
----------------------------------------------------------------------------
                                                 YEAR             YEAR
                                                 ENDED            ENDED
                                                SEPT. 30,       SEPT. 30,
                                                  2007            2006
----------------------------------------------------------------------------
FROM OPERATIONS
Net investment income                      $       814,998   $       788,449
Net realized gains (losses) from
  security transactions                                 --                --
----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                  814,998           788,449
----------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A               (814,998)         (788,451)
From net investment income, Class S                     --                --
In excess of net investment income, Class A             --                --
----------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM
  DISTRIBUTIONS TO SHAREHOLDERS                   (814,998)         (788,451)
----------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold                       12,197,550        15,554,936
Reinvested distributions                           792,120           770,275
Payments for shares redeemed                   (14,923,440)      (17,667,402)
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM CLASS A SHARE TRANSACTIONS               (1,933,770)       (1,342,191)
----------------------------------------------------------------------------

CLASS S
Proceeds from shares sold                               --                --
Reinvested distributions                                --                --
Payments for shares redeemed                            --                --
----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
  CLASS S SHARE TRANSACTIONS                            --                --
----------------------------------------------------------------------------

TOTAL INCREASE (DECREASE)
  IN NET ASSETS                                 (1,933,770)       (1,342,193)

NET ASSETS
Beginning of year                               20,172,646       21,514,839
----------------------------------------------------------------------------
End of year                                $    18,238,876   $    20,172,646
============================================================================

DISTRIBUTIONS IN EXCESS OF
  NET INVESTMENT INCOME                    $            --   $            --
============================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

CORE BOND FUND -- CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED SEPTEMBER 30,
                                                             ------------------------------------------------------------------
                                                                 2007         2006          2005          2004          2003
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                         $     9.66    $     9.79    $     9.98    $    10.28    $    10.23
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                            0.43          0.41          0.34          0.35          0.34
  Net realized and unrealized gains (losses) on investments        0.01         (0.12)        (0.14)        (0.10)         0.09
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   0.44          0.29          0.20          0.25          0.43
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                            (0.43)        (0.41)        (0.36)        (0.35)        (0.34)
  Distributions in excess of net investment income                   --         (0.01)        (0.03)        (0.02)           --
  Distributions from net realized gains                              --            --            --         (0.18)        (0.04)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               (0.43)        (0.42)        (0.39)        (0.55)        (0.38)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                               $     9.67    $     9.66    $     9.79    $     9.98    $    10.28
===============================================================================================================================
Total return(A)                                                    4.66%         3.08%         2.01%         2.56%         4.31%
===============================================================================================================================
Net assets at end of year (000's)                            $   56,735    $   57,009    $   59,034    $   60,554    $   41,787
===============================================================================================================================
Ratio of net expenses to average net assets                        0.90%         0.90%         0.90%         0.90%         0.90%
Ratio of net investment income to average net assets               4.39%         4.24%         3.44%         3.35%         3.22%
Portfolio turnover rate                                             293%          237%          130%          139%          263%

(A)   Total returns shown exclude the effect of applicable sales loads.

CORE BOND FUND -- CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                             -------------------------------------------------------------
                                                                2007         2006        2005         2004         2003
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                         $    9.19    $    9.29    $    9.46    $    9.76    $    9.74
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                           0.34         0.31         0.25         0.28         0.24
  Net realized and unrealized gains (losses) on investments       0.01        (0.10)       (0.14)       (0.10)        0.09
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  0.35         0.21         0.11         0.18         0.33
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                           (0.34)       (0.31)       (0.25)       (0.28)       (0.27)
  Distributions in excess of net investment income               (0.02)        0.00(B)     (0.03)       (0.02)          --
  Distributions from net realized gains                             --           --           --        (0.18)       (0.04)
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                              (0.36)       (0.31)       (0.28)       (0.48)       (0.31)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                               $    9.18    $    9.19    $    9.29    $    9.46    $    9.76
==========================================================================================================================
Total return(A)                                                   3.87%        2.35%        1.19%        1.93%        3.47%
==========================================================================================================================
Net assets at end of year (000's)                            $   2,036    $   2,165    $   1,743    $   2,232    $   1,871
==========================================================================================================================
Ratio of net expenses to average net assets                       1.65%        1.65%        1.65%        1.65%        1.65%
Ratio of net investment income to average net assets              3.65%        3.50%        2.68%        2.62%        2.49%
Portfolio turnover rate                                            293%         237%         130%         139%         263%

(A)   Total returns shown exclude the effect of applicable sales loads.

(B)   Amount rounds to less than $0.005

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

HIGH YIELD FUND -- CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------------
                                                                                       YEAR ENDED SEPTEMBER 30,
                                                             ------------------------------------------------------------------
                                                                 2007         2006          2005          2004          2003
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                         $     9.31    $     9.60    $     9.79    $     9.64    $     8.59
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                            0.67          0.66          0.67          0.72          0.75
  Net realized and unrealized gains (losses) on investments       (0.06)        (0.24)        (0.12)         0.23          1.04
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   0.61          0.42          0.55          0.95          1.79
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                            (0.67)        (0.66)        (0.67)        (0.72)        (0.74)
  Distributions from net realized gains                           (0.08)        (0.05)        (0.07)        (0.08)           --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               (0.75)        (0.71)        (0.74)        (0.80)        (0.74)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                               $     9.17    $     9.31    $     9.60    $     9.79    $     9.64
===============================================================================================================================
Total return(A)                                                    6.69%         4.61%         5.78%        10.28%        21.60%
===============================================================================================================================
Net assets at end of year (000's)                            $   83,996    $   76,754    $   73,120    $   64,826    $   52,822
===============================================================================================================================
Ratio of net expenses to average net assets                        1.05%         1.05%         1.05%         1.05%         1.05%
Ratio of net investment income to average net assets               7.17%         7.01%         6.84%         7.46%         8.17%
Portfolio turnover rate                                              37%           39%           39%           44%           64%

(A)   Total returns shown exclude the effect of applicable sales loads.


HIGH YIELD FUND -- CLASS B

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
---------------------------------------------------------------------------------------------------------------------------

                                                                               YEAR ENDED SEPTEMBER 30,
                                                             --------------------------------------------------------------
                                                                    2007         2006        2005         2004         2003
---------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                         $    9.30    $    9.58    $    9.78    $    9.63    $    8.59
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                           0.61         0.59         0.60         0.65         0.68
  Net realized and unrealized gains (losses) on investments      (0.08)       (0.23)       (0.14)        0.23         1.04
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  0.53         0.36         0.46         0.88         1.72
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                           (0.60)       (0.59)       (0.59)       (0.65)       (0.68)
  Distributions from net realized gains                          (0.08)       (0.05)       (0.07)       (0.08)          --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                              (0.68)       (0.64)       (0.66)       (0.73)       (0.68)
---------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                               $    9.15    $    9.30    $    9.58    $    9.78    $    9.63
===========================================================================================================================
Total return(A)                                                   5.78%        3.94%        4.88%        9.46%       20.67%
===========================================================================================================================
Net assets at end of year (000's)                            $   6,184    $   7,363    $   8,006    $   8,735    $   7,384
===========================================================================================================================
Ratio of net expenses to average net assets                       1.80%        1.80%        1.80%        1.80%        1.80%
Ratio of net investment income to average net assets              6.41%        6.26%        6.10%        6.71%        7.31%
Portfolio turnover rate                                             37%          39%          39%          44%          64%

(A)   Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

HIGH YIELD FUND -- CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------------

                                                                                    YEAR ENDED SEPTEMBER 30,
                                                             ------------------------------------------------------------------
                                                                2007          2006          2005          2004         2003
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                         $     9.31    $     9.59    $     9.79    $     9.64    $     8.60
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                            0.61          0.60          0.60          0.65          0.68
  Net realized and unrealized gains (losses) on investments       (0.08)        (0.24)        (0.13)         0.23          1.04
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   0.53          0.36          0.47          0.88          1.72
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                            (0.60)        (0.59)        (0.60)        (0.65)        (0.68)
  Distributions from net realized gains                           (0.08)        (0.05)        (0.07)        (0.08)           --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                               (0.68)        (0.64)        (0.67)        (0.73)        (0.68)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                               $     9.16    $     9.31    $     9.59    $     9.79    $     9.64
===============================================================================================================================
Total return(A)                                                    5.81%         3.94%         4.92%         9.45%        20.70%
===============================================================================================================================
Net assets at end of year (000's)                            $    7,218    $    9,087    $   12,030    $   13,894    $   11,075
===============================================================================================================================
Ratio of net expenses to average net assets                        1.80%         1.80%         1.80%         1.80%         1.80%
Ratio of net investment income to average net assets               6.41%         6.25%         6.09%         6.70%         7.23%
Portfolio turnover rate                                              37%           39%           39%           44%           64%

(A)   Total returns shown exclude the effect of applicable sales loads.


HIGH YIELD FUND -- CLASS Y

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

                                                                PERIOD
                                                                 ENDED
                                                               SEPT 30,
                                                                2007(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period                     $    9.43
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                         0.50
  Net realized and unrealized losses on investments            (0.31)
--------------------------------------------------------------------------------
Total from investment operations                                0.19
Less distributions:
  Dividends from net investment income                         (0.44)
--------------------------------------------------------------------------------
Net asset value at end of period                           $    9.18
================================================================================
Total return                                                    2.09% (B)
================================================================================
Net assets at end of period (000's)                        $     473
================================================================================
Ratio of net expenses to average net assets                     0.80% (C)
Ratio of net investment income to average net assets            7.49% (C)
Portfolio turnover rate                                           37% (C)

(A) Represents the period from commencement of operations (February 1, 2007) through September 30, 2007.

(B)   Not annualized

(C)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

INSTITUTIONAL MONEY MARKET FUND

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
---------------------------------------------------------------------------------------------------------------------------

                                                                               YEAR ENDED SEPTEMBER 30,
                                                      ---------------------------------------------------------------------
                                                         2007           2006          2005          2004            2003
---------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                  $   1.000      $    1.000    $    1.000    $    1.000      $    1.000
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                   0.052           0.046         0.023         0.008           0.011
  Net realized gains (losses) on investments             (0.000)(A)          --            --         0.000(A)        0.000(A)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                          0.052           0.046         0.023         0.008           0.011
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                   (0.052)         (0.046)       (0.023)       (0.008)         (0.011)
---------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                        $   1.000      $    1.000    $    1.000    $    1.000      $    1.000
===========================================================================================================================
Total return                                               5.32%           4.67%         2.36%         0.86%           1.05%
===========================================================================================================================
Net assets at end of year (000's)                     $ 217,618      $  415,590    $  356,378    $   41,569      $   51,336
===========================================================================================================================
Ratio of net expenses to average net assets                0.20%           0.20%         0.26%         0.40%           0.40%
Ratio of net investment income to average net assets       5.20%           4.61%         3.02%         0.80%           1.07%

(A)   Amount rounds to less than $0.0005.


MONEY MARKET FUND -- CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------------------------------

                                                                               YEAR ENDED SEPTEMBER 30,
                                                     -----------------------------------------------------------------------
                                                          2007           2006          2005          2004           2003
----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                  $    1.000      $    1.000    $    1.000    $    1.000      $    1.000
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                    0.046           0.040         0.021         0.007           0.010
  Net realized gains (losses) on investments              (0.000)(A)          --            --        (0.000)(A)       0.000(A)
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                           0.046           0.040         0.021         0.007           0.010
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                    (0.046)         (0.040)       (0.021)       (0.007)         (0.010)
----------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                        $    1.000      $    1.000    $    1.000    $    1.000      $    1.000
============================================================================================================================
Total return                                                4.70%           4.05%         2.15%         0.69%           0.98%
============================================================================================================================
Net assets at end of year (000's)                     $   62,748      $   53,894    $   49,564    $   76,650      $  122,173
============================================================================================================================
Ratio of net expenses to average net assets                 0.85%           0.85%         0.85%         0.85%           0.76%
Ratio of net investment income to average net assets        4.62%           3.99%         2.03%         0.66%           0.96%

(A)   Amount rounds to less than $0.0005.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

MONEY MARKET FUND -- CLASS S

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------------------------------------------------------


                                                                                                                    PERIOD
                                                                     ENDED YEAR SEPTEMBER 30,                       ENDED
                                                      --------------------------------------------------------     SEPT. 30,
                                                          2007           2006          2005          2004           2003(A)
----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                $    1.000      $    1.000    $    1.000    $    1.000      $    1.000
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                    0.043           0.037         0.018         0.004           0.003
  Net realized gains (losses) on investments              (0.000)(B)          --            --        (0.000)(B)       0.000(B)
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                           0.043           0.037         0.018         0.004           0.003
----------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                    (0.043)         (0.037)       (0.018)       (0.004)         (0.003)
----------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                      $    1.000      $    1.000    $    1.000    $    1.000      $    1.000
============================================================================================================================
Total return                                                4.39%           3.74%         1.84%         0.39%           0.40%(C)
============================================================================================================================
Net assets at end of period (000's)                   $  151,053      $  133,735    $  107,658    $  103,637      $  108,375
============================================================================================================================
Ratio of net expenses to average net assets                 1.15%           1.15%         1.15%         1.15%           1.15%(C)
Ratio of net investment income to average net assets        4.31%           3.70%         1.82%         0.37%           0.40%(C)

(A) Represents the period from commencement of operations (February 3, 2003) through September 30, 2003.

(B)   Amount rounds to less than $0.0005.

(C)   Annualized.

U.S. GOVERNMENT MONEY MARKET FUND

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------------

                                                                               YEAR ENDED SEPTEMBER 30,
-------------------------------------------------------------------------------------------------------------------------------
                                                          2007           2006           2005           2004            2003
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                  $     1.000    $     1.000    $     1.000    $     1.000      $     1.000
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                     0.044          0.038          0.018          0.003            0.004
  Net realized gains (losses) on investments                   --             --             --         (0.000)(A)        0.000(A)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            0.044          0.038          0.018          0.003            0.004
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.044)        (0.038)        (0.018)        (0.003)          (0.004)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                        $     1.000    $     1.000    $     1.000    $     1.000      $     1.000
===============================================================================================================================
Total return                                                 4.46%          3.85%          1.81%          0.27%            0.44%
===============================================================================================================================
Net assets at end of year (000's)                     $    18,239    $    20,173    $    21,515    $    50,139      $    73,414
===============================================================================================================================
Ratio of net expenses to average net assets                  0.95%          0.95%          0.95%          0.95%            0.95%
Ratio of net investment income to average net assets         4.38%          3.78%          1.59%          0.24%            0.45%

(A)   Amount rounds to less than $0.0005.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
September 30, 2007
--------------------------------------------------------------------------------

1. ORGANIZATION

The Core Bond Fund, High Yield Fund, Institutional Money Market Fund, Money Market Fund, and Touchstone U.S. Government Money Market Fund ("U.S. Government Money Market Fund"), (individually, a Fund, and collectively, the Funds) are each a series of Touchstone Investment Trust (the Trust). The Trust is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated December 7, 1980. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

The Funds are registered to offer different classes of shares: Class A shares, Class B shares, Class C shares, Class S shares, and Class Y shares. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies, and strategies along with information on the classes of shares currently being offered.

The Core Bond Fund offers two classes of shares: Class A shares (sold subject to a maximum 4.75% front-end sales load and a distribution fee of up to 0.35% of average daily net assets), and Class C shares (sold subject to a maximum contingent deferred sales load of 1.00% for a one-year period and a distribution fee of up to 1.00% of average daily net assets). The current maximum distribution fee for Class A shares is limited to 0.25% of average daily net assets of Class A shares.

The High Yield Fund offers four classes of shares: Class A shares (sold subject to a maximum 4.75% front-end sales load and a distribution fee of up to 0.35% of average daily net assets), Class B shares (sold subject to a maximum contingent deferred sales load of 5.00% for a one-year period and incrementally reduced over time and a distribution fee of up to 1.00% of average daily net assets), Class C shares (sold subject to a maximum contingent deferred sales load of 1.00% for a one-year period and a distribution fee of up to 1.00% of average daily net assets) and Class Y shares (sold without a distribution fee or sales charge, but offered only through selected dealers and subject to a higher minimum initial investment). The current maximum distribution fee for Class A shares is limited to 0.25% of average daily net assets of Class A shares.

The Money Market Fund offers two classes of shares: Class A shares (sold subject to a distribution fee of up to 0.35% of average daily net assets) and Class S shares (sold subject to a distribution fee of up to 1.00% of average daily net assets). The current maximum distribution fee for Class A shares is limited to 0.25% of average daily net assets of Class A shares. The current maximum distribution fee for Class S shares is limited to 0.60% of average daily net assets of Class S shares.

Each Class A, Class B, Class C, Class S and Class Y share of a Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class B, Class C and Class S shares bear the expenses of higher distribution fees, which is expected to cause Class B, Class C and Class S shares to have a higher expense ratio and to pay lower dividends than those related to Class A and Class Y shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies:

SECURITIES VALUATION -- Investment securities in the Core Bond Fund and High Yield Fund for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures approved by and under the general supervision of the Board of Trustees. Investment securities in the Institutional Money Market Fund, Money Market Fund and U.S. Government Money Market Fund are valued on the amortized cost basis, which approximates market value. This involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium. This method of valuation is expected to enable these Funds to maintain a constant net asset value per share.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles (GAAP) from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, the Trust does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

PORTFOLIO SECURITIES LOANED -- Each Fund may lend its portfolio securities. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid securities, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities.

The High Yield Fund participated in securities lending during the year. The Fund receives compensation in the form of fees, or retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

As of September 30, 2007, the High Yield Fund had loaned corporate bonds having a fair value of approximately $2,193,652 and had received collateral valued at $2,299,368 for the loan. All collateral is received, held and administered by the Fund's Custodian for the benefit of the Fund in the applicable custody account or other account established for the purpose of holding collateral.

REPURCHASE AGREEMENTS -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost, which together with accrued interest approximates market. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying collateral securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

DOLLAR ROLL TRANSACTIONS -- The Core Bond Fund may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest or similar as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold.

Dollar roll transactions involve the risk that the buyer of the securities sold by the Fund may be unable to deliver the securities when the Fund seeks to repurchase them.

SHARE VALUATION -- The net asset value per share of each class of shares of the Core Bond Fund, High Yield Fund, and Money Market Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The net asset value per share of the Institutional Money Market Fund and U.S. Government Money Market Fund is calculated daily by dividing the total value of a Fund's assets, less liabilities, by the number of shares outstanding.

The offering price per share of the Institutional Money Market Fund, Money Market Fund and U.S. Government Money Market Fund is equal to the net asset value per share. The maximum offering price per share of Class A shares of the Core Bond Fund and High Yield Fund is equal to the net asset value per share plus a sales load equal to 4.99% of the net asset value (or 4.75% of the offering price). The maximum offering price per share of Class C shares of the Core Bond Fund and Class B, Class C and Class Y shares of the High Yield Fund is equal to the net asset value per share.

The redemption price per share of a Fund, or of each class of shares of a Fund, is equal to the net asset value per share. However, redemptions of Class B shares of the High Yield Fund and Class C shares of the Core Bond Fund and High Yield Fund are subject to a contingent deferred sales load of 5.00% (incrementally reduced over time) and 1.00%, respectively, of the original purchase price if redeemed within a one-year period from the date of purchase.

INVESTMENT INCOME -- Interest income is accrued as earned and includes, where applicable, the pro-rata amortization of premium or accretion of discount.

DISTRIBUTIONS TO SHAREHOLDERS -- Dividends arising from net investment income are distributed daily and paid on the last business day of each month to shareholders of each Fund, except for Core Bond Fund and High Yield Fund which are distributed and paid monthly. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

ALLOCATIONS -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation, as applicable, for the Core Bond Fund, High Yield Fund and Money Market Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionately among all Funds daily in relation to net assets of each Fund or another reasonable measure.

SECURITY TRANSACTIONS -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

ESTIMATES -- The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAX -- It is each Fund's policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the years ended September 30, 2007 and 2006 was as follows:

                                         CORE BOND              HIGH YIELD
                                           FUND                    FUND
--------------------------------------------------------------------------------
                                     2007        2006        2007        2006
--------------------------------------------------------------------------------
From ordinary income              $2,599,447  $2,532,992  $6,862,541  $6,396,109
From long-term capital gains              --          --     789,678     523,738
--------------------------------------------------------------------------------
                                  $2,599,447  $2,532,992  $7,652,219  $6,919,847
================================================================================

                            INSTITUTIONAL                                     U.S. GOVERNMENT
                             MONEY MARKET             MONEY MARKET              MONEY MARKET
                                FUND                      FUND                      FUND
--------------------------------------------------------------------------------------------------
                          2007        2006          2007         2006         2007        2006
--------------------------------------------------------------------------------------------------
From ordinary income  $13,872,053  $21,557,438  $ 8,689,078  $ 6,525,421  $   814,998  $   788,451
==================================================================================================

RECLASSIFICATION OF CAPITAL ACCOUNTS -- Reclassifications of the components of net assets, as presented below, result primarily from the difference in the tax treatment of paydown securities. These reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the Funds' capital accounts on a tax basis.

                                                   UNDISTRIBUTED   ACCUMULATED
                                         PAID-IN  NET INVESTMENT   NET REALIZED
                                         CAPITAL      INCOME      GAINS (LOSSES)
--------------------------------------------------------------------------------
Core Bond Fund                            $ --       $ 36,023        $(36,023)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

The following information is computed on a tax basis for each item as of September 30, 2007:
                                                   CORE BOND         HIGH YIELD
                                                      FUND              FUND
--------------------------------------------------------------------------------
Tax cost of portfolio investments                 $  58,420,973   $ 101,075,198
--------------------------------------------------------------------------------
Gross unrealized appreciation                           477,950       1,232,158
Gross unrealized depreciation                          (614,581)     (3,347,573)
--------------------------------------------------------------------------------
Net unrealized depreciation                            (136,631)     (2,115,415)
Post-October losses                                     (34,247)             --
Capital loss carryforward                            (2,496,481)             --
Undistributed ordinary income                            28,101          74,239
Undistributed long-term capital gains                        --         373,996
Other temporary differences                             (13,574)        (76,035)
--------------------------------------------------------------------------------
    Accumulated deficit                           $  (2,652,832)  $  (1,743,215)
================================================================================

                                   INSTITUTIONAL                   U.S. GOVERNMENT
                                    MONEY MARKET    MONEY MARKET    MONEY MARKET
                                        FUND            FUND            FUND
--------------------------------------------------------------------------------
Tax cost of portfolio investments  $ 212,725,063   $ 213,063,658   $  18,150,997
--------------------------------------------------------------------------------
Post-October losses                      (45,951)         (2,332)             --
Capital loss carryforward                (10,137)        (28,447)         (4,567)
Undistributed ordinary income              6,088           3,097           1,451
Other temporary differences               (6,476)         (3,097)         (1,451)
--------------------------------------------------------------------------------
    Accumulated deficit            $     (56,476)  $     (30,779)  $      (4,567)
================================================================================

The difference between the tax cost of portfolio investments and the financial statement cost of portfolio investments for the Funds is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

As of September 30, 2007, the Funds had the following capital loss carryforwards for federal income tax purposes.

                                                                EXPIRES
FUND                                       AMOUNT             SEPTEMBER 30
--------------------------------------------------------------------------------
Core Bond Fund                           $  122,447               2009
                                             42,580               2012
                                          1,119,479               2013
                                            155,811               2014
                                          1,056,164               2015
                                         ----------
                                         $2,496,481
                                         ==========

Institutional Money Market Fund          $    2,444               2013
                                              7,533               2014
                                                160               2015
                                         ----------
                                         $   10,137
                                         ==========

Money Market Fund                        $   28,447               2012
                                         ==========

U.S. Government Money Market Fund        $    1,949               2013
                                              2,618               2014
                                         ----------
                                         $    4,567
                                         ==========

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

In addition, the Core Bond Fund, the Institutional Money Market Fund and the Money Market Fund elected to defer until their respective subsequent tax year capital losses incurred after October 31, 2006. These capital loss carryforwards and "Post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the Fund's last NAV calculation in the first required financial statement reporting period. As a result, the Funds will incorporate FIN 48 in their semi annual report on March 31, 2008. Management is in the process of determining the impact of adoption.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding purchases and sales of U.S. Government securities and short-term investments) were as follows for the year ended September 30, 2007:

                                                              CORE BOND    HIGH YIELD
                                                                FUND          FUND
-------------------------------------------------------------------------------------
Purchases of investment securities                           $25,219,130  $36,513,790
Proceeds from sales and maturities of investment securities  $18,804,439  $34,509,845
-------------------------------------------------------------------------------------


4. TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also officers of the Advisor (Touchstone Advisors, Inc.), the Underwriter (Touchstone Securities, Inc.) and/or JPMorgan Chase Bank, N.A. ("JPMorgan" and the Sub-Administrator and Transfer Agent to the Funds). The Advisor, Underwriter and Integrated Investment Services, Inc. ("Integrated" and the former administrator, transfer agent and fund accountant to the Funds) were each wholly-owned indirect subsidiaries of The Western and Southern Life Insurance Company (Western-Southern). On April 1, 2007, Western-Southern sold Integrated to JPMorgan.

As of September 30, 2007, 76% of the High Yield Fund was owned by
Western-Southern and subsidiaries.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

MANAGEMENT AGREEMENT

The Advisor provides general investment supervisory services for the Funds, under the terms of an Advisory Agreement. Under the Advisory Agreement, the Funds pay the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets as follows:

---------------------------------------------------------------------------------------------------------
Core Bond Fund                                             0.50% on the first $100 million
                                                           0.45% on the next $100 million
                                                           0.40% on the next $100 million
                                                           0.35% of such assets in excess of $300 million
---------------------------------------------------------------------------------------------------------
High Yield Fund                                            0.60% on the first $100 million
                                                           0.55% on the next $100 million
                                                           0.50% on the next $100 million
                                                           0.45% of such assets in excess of $300 million
---------------------------------------------------------------------------------------------------------
Institutional Money Market Fund                            0.20%
---------------------------------------------------------------------------------------------------------
Money Market Fund and U.S. Government Money Market Fund    0.50% on the first $50 million
                                                           0.45% on the next $100 million
                                                           0.40% on the next $100 million
                                                           0.375% of such assets in excess of $250 million
---------------------------------------------------------------------------------------------------------


Fort Washington Investment Advisors, Inc. (Sub-Advisor) has been retained by the Advisor to manage the investments of the Funds under the terms of a Sub-Advisory Agreement. The Advisor and Sub-Advisor are a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company. The Advisor (not the Funds) pays the Sub-Advisor a fee for these services.

ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT

Effective January 1, 2007, the Advisor entered into an Administration and Accounting Services Agreement with the Trust, whereby the Advisor is responsible for supplying executive and regulatory compliance services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission and state securities authorities, materials for meetings of the Board of Trustees, calculating the daily net asset value per share and maintaining the financial books and records of each Fund. For its services, the Advisor receives an annual fee of 0.20% of the aggregate average daily net assets of the Trust (excluding Institutional Money Market Fund), Touchstone Funds Group Trust, Touchstone Strategic Trust, and Touchstone Tax-Free Trust up to and including $6 billion; 0.16% of the next $4 billion of aggregate average daily net assets; and 0.12% of the aggregate average daily net assets of all such assets in excess of $10 billion. The fee is allocated among the Funds on the basis of relative daily net assets. The Institutional Money Market Fund pays the Advisor an annual fee of 0.20% of the Fund's average daily net assets up to and including $100 million and 0.16% of all such assets in excess of $100 million.

Prior to January 1, 2007, administrative and accounting services were provided to the Trust by JPMorgan or Integrated pursuant to an Administration Agreement and Accounting Services Agreement under which the Funds paid JPMorgan/Integrated a monthly fee and reimbursed JPMorgan/Integrated for certain out-of-pocket expenses. Effective January 1, 2007, the Advisor engaged JPMorgan/Integrated as the Sub-Administrator to the Trust. JPMorgan provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

SPONSOR AGREEMENT

Prior to January 1, 2007, pursuant to a Sponsor Agreement between the Advisor and the Trust, the Advisor had been retained to provide certain management and supervisory services to the Core Bond Fund and the High Yield Fund in exchange for the payment of a sponsor fee by the Funds equal to an annual rate of 0.20% of a Fund's average daily net assets. The Advisor provided the Funds with general office facilities and oversaw the provision of administrative/non-investment services to the Trust, including the provision of services to the Trust by the Trust's administrator and fund accounting agent, transfer agent and custodian, including: (i) the updating of corporate organizational documents, and the negotiation of contracts and fees with, and the monitoring and coordination of performance and billings of, the Trust's custodian and other independent contractors and agents; (ii) the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations, including registration statements, prospectuses, and statements of additional information, and semi-annual and annual reports to shareholders; (iii) reviewing, (including coordinating the preparing of, but not preparing) tax returns; (iv) preparing agendas and supporting documents for, and minutes of meetings of, the Trustees, committees of the Trustees, and preparation of notices, proxy statements and minutes of meetings of shareholders of the Trust or of one or more of the Funds; (v) the maintenance of books and records of the Trust; (vi) telephone coverage to respond to shareholder inquiries; (vii) the provision of monitoring reports and assistance regarding compliance with federal securities and tax laws including compliance with the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended;
(viii) the dissemination of yield and other performance information to newspapers and tracking services, (ix) the preparation of annual renewals for fidelity bond and errors and omissions insurance coverage, (x) the development of a budget for the Trust, the establishment of rate of expense accruals and the arrangement of the payment of all fixed and management expenses and (xi) the determination of each Fund's net asset value and the provision of all other fund accounting services to the Funds. The Advisor also provided persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers, or employees of the Advisor or its affiliates. The Sponsor Agreement was terminated effective December 31, 2006.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

Under the Sponsor Agreement in effect from October 1, 2006 through December 31, 2006, the Advisor agreed to waive its fees and reimburse expenses in order to limit each Fund's annual expenses as follows: Core Bond Fund - 0.90% for Class A shares and 1.65% for Class C shares; High Yield Fund - 1.05% for Class A shares and 1.80% for Class B and Class C shares. For the year ended September 30, 2007 the Advisor waived sponsor fees as follows:

--------------------------------------------------------------------------------
Core Bond Fund                                                           $29,780
High Yield Fund                                                          $47,787
--------------------------------------------------------------------------------

EXPENSE LIMITATION AGREEMENT

Effective January 1, 2007, the Advisor entered into an Expense Limitation Agreement to contractually limit operating expenses of the Core Bond Fund, High Yield Fund, Institutional Money Market Fund, Money Market Fund, and U.S. Government Money Market Fund. The maximum operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to waive advisory fees and reimburse expenses in order to maintain expense limitations for the Funds as follows through January 1, 2008:

--------------------------------------------------------------------------------
Core Bond Fund - Class A                                                   0.90%
Core Bond Fund - Class C                                                   1.65%
High Yield Fund - Class A                                                  1.05%
High Yield Fund - Class B                                                  1.80%
High Yield Fund - Class C                                                  1.80%
High Yield Fund - Class Y                                                  0.80%
Institutional Money Market Fund                                            0.20%
Money Market Fund - Class A                                                0.85%
Money Market Fund - Class S                                                1.15%
U.S. Government Money Market Fund                                          0.95%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

For the year ended September 30, 2007, the Advisor waived investment advisory fees, administration fees, and/or reimbursed expenses as follows:

                                                 INVESTMENT                      OTHER OPERATING
                                                  ADVISORY     ADMINISTRATION        EXPENSES
                                                FEES WAIVED     FEES WAIVED         REIMBURSED
------------------------------------------------------------------------------------------------
Core Bond Fund                                    $     --        $ 95,797            $115,961
High Yield Fund                                   $     --        $159,967            $ 62,982
Institutional Money Market Fund                   $209,280        $340,256                 $--
Money Market Fund                                 $     --        $328,332            $285,109
U.S. Government Money Market Fund                 $ 34,010        $ 30,114            $ 52,947
------------------------------------------------------------------------------------------------

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and JPMorgan, JPMorgan maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, JPMorgan receives a monthly fee per shareholder account from each Fund. In addition, each Fund pays JPMorgan out-of-pocket expenses including, but not limited to, postage and supplies.

For the year ended September 30, 2007, the following Funds reimbursed the Advisor for amounts paid to third parties that provide sub-transfer agency and other administrative services to the Funds. These amounts are included in transfer agent fees on the Statements of Operations:
                                                                  AMOUNT
--------------------------------------------------------------------------------
Core Bond Fund                                              $          1,879
High Yield Fund                                             $          4,836
Money Market Fund                                           $        165,089
--------------------------------------------------------------------------------

UNDERWRITING AGREEMENT

Touchstone Securities, Inc. (the Underwriter) is the Funds' principal underwriter and, as such, acts as exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned $4,669 and $18,806 from underwriting and broker commissions on the sale of shares of the Core Bond Fund and High Yield Fund, respectively, for the year ended September 30, 2007. In addition, the Underwriter collected $213 and $43,708 of contingent deferred sales loads on the redemption of Class C shares of the Core Bond Fund and Class B and Class C shares of the High Yield Fund, respectively.

PLANS OF DISTRIBUTION

The Trust has adopted a Plan of Distribution for each Fund under which each Fund may directly incur or reimburse the Advisor or the Underwriter for expenses related to the distribution and promotion of shares. Class A shares of the Core Bond Fund, High Yield Fund and Money Market Fund may each pay an annual fee of up to 0.35% of its average daily net assets that are attributable to Class A shares. Class C shares of the Core Bond Fund, Class B and Class C shares of the High Yield Fund and Class S shares of the Money Market Fund may each pay an annual fee of up to 1.00% of its average daily net assets that are attributable to Class B, Class C and Class S shares. However, the current 12b-1 fees for Class A shares of the Core Bond Fund, High Yield Fund and Money Market Fund and Class S shares of the Money Market Fund are limited to an annual fee of up to 0.25% and 0.60% of average daily net assets that are attributable to Class A shares and Class S shares, respectively. The plan allows the Institutional Money Market Fund to pay an annual fee of up to 0.10% of its average daily net assets for the sale and distribution of shares; however, commencing August 1, 2005, the Fund did not incur any expenses under the plan through September 30, 2007. The plan allows the U.S. Government Money Market Fund to pay an annual fee up to 0.35% of its average daily net assets for the sale and distribution of shares.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

COMPLIANCE SERVICES AGREEMENT

Under the terms of the Compliance Services Agreement between the Trust and JPMorgan, JPMorgan provides certain compliance services to the Trust for a fee, including developing and assisting in implementing a compliance program for JPMorgan on behalf of the Funds and providing administrative support services to the Funds' Compliance Program and Chief Compliance Officer. For these services, JPMorgan receives a quarterly fee from each Fund.

AFFILIATED INVESTMENTS

The Core Bond Fund and High Yield Fund each may invest in the Touchstone Institutional Money Market Fund, subject to compliance with several conditions set forth in an order received by the Trust from the Securities and Exchange Commission. To the extent that the other Touchstone Funds are invested in the Touchstone Institutional Money Market Fund, the Advisor and Administrator will be paid additional fees from the Touchstone Institutional Money Market Fund that will not be waived or reimbursed.

A summary of each Fund's investment, as applicable, in the Touchstone Institutional Money Market Fund for the year ended September 30, 2007, is as follows:

                                 SHARE ACTIVITY
                   -------------------------------------------------
                     BALANCE                                 BALANCE                 VALUE
                    09/30/06   PURCHASES      SALES         09/30/07   DIVIDENDS    09/30/07
----------------------------------------------------------------------------------------------
Core Bond Fund     5,165,335   65,404,592  (70,258,013)      311,914  $   148,925  $   311,914
High Yield Fund      278,054   32,834,036  (31,211,585)    1,900,505  $    51,894  $ 1,900,505
----------------------------------------------------------------------------------------------

5. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the Institutional Money Market Fund, Money Market Fund and U.S. Government Money Market Fund are identical to the dollar value of those transactions as shown in the Statements of Changes in Net Assets.

Proceeds from shares sold and payments for shares redeemed as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions:

                                                              CORE BOND FUND
--------------------------------------------------------------------------------
                                                            YEAR         YEAR
                                                            ENDED        ENDED
                                                          SEPT. 30,    SEPT. 30,
                                                            2007         2006
--------------------------------------------------------------------------------
CLASS A
Shares sold                                                633,472      511,905
Shares reinvested                                          246,526      242,371
Shares redeemed                                           (912,684)    (881,244)
--------------------------------------------------------------------------------
Net decrease in shares outstanding                         (32,686)    (126,968)
Shares outstanding, beginning of year                    5,902,632    6,029,600
--------------------------------------------------------------------------------
Shares outstanding, end of year                          5,869,946    5,902,632
================================================================================

CLASS C
Shares sold                                                 97,285      120,193
Shares reinvested                                            6,067        4,915
Shares redeemed                                           (117,146)     (76,980)
--------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding              (13,794)      48,128
Shares outstanding, beginning of year                      235,693      187,565
--------------------------------------------------------------------------------
Shares outstanding, end of year                            221,899      235,693
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                                                             HIGH YIELD FUND
--------------------------------------------------------------------------------
                                                          YEAR           YEAR
                                                          ENDED          ENDED
                                                         SEPT. 30,     SEPT. 30,
                                                         2007 (A)        2006
--------------------------------------------------------------------------------
CLASS A
Shares sold                                             1,320,569     1,102,403
Shares reinvested                                         638,712       551,842
Shares redeemed                                        (1,038,035)   (1,031,328)
--------------------------------------------------------------------------------
Net increase in shares outstanding                        921,246       622,917
Shares outstanding, beginning of year                   8,241,663     7,618,746
--------------------------------------------------------------------------------
Shares outstanding, end of year                         9,162,909     8,241,663
================================================================================


CLASS B
Shares sold                                               166,217       146,910
Shares reinvested                                          23,039        17,551
Shares redeemed                                          (305,337)     (208,129)
--------------------------------------------------------------------------------
Net decrease in shares outstanding                       (116,081)      (43,668)
Shares outstanding, beginning of year                     791,722       835,390
--------------------------------------------------------------------------------
Shares outstanding, end of year                           675,641       791,722
================================================================================


CLASS C
Shares sold                                                80,579       223,547
Shares reinvested                                          34,725        39,540
Shares redeemed                                          (303,428)     (541,010)
--------------------------------------------------------------------------------
Net decrease in shares outstanding                       (188,124)     (277,923)
Shares outstanding, beginning of year                     976,404     1,254,327
--------------------------------------------------------------------------------
Shares outstanding, end of year                           788,280       976,404
================================================================================


CLASS Y
Shares sold                                                95,026            --
Shares reinvested                                           3,147            --
Shares redeemed                                           (46,610)           --
--------------------------------------------------------------------------------
Net increase in shares outstanding                         51,563            --
Shares outstanding, beginning of period                        --            --
--------------------------------------------------------------------------------
Shares outstanding, end of period                          51,563            --
================================================================================

(A) Except Class Y shares which represents the period from commencement of operations (February 1, 2007) through September 30, 2007.

6. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

--------------------------------------------------------------------------------
Portfolio of Investments
Core Bond Fund - September 30, 2007
--------------------------------------------------------------------------------

                                                                           MARKET
SHARES                                                                     VALUE
-----------------------------------------------------------------------------------
                PREFERRED STOCKS -- 0.5%
     12,500     Citigroup VIII                                        $     306,125
-----------------------------------------------------------------------------------

PRINCIPAL                                                                  MARKET
AMOUNT                                                                     VALUE
-----------------------------------------------------------------------------------
                CORPORATE BONDS -- 28.2%
$   430,000     PSI Energy Inc, 7.850%, 10/15/07                      $     430,321
    575,000     Union Pacific Corp, 6.625%, 2/1/08                          576,974
    275,000     Miller Brewing Company 144a,
                     4.250%, 8/15/08                                        272,281
    180,000     May Department Stores, 5.950%, 11/1/08                      180,188
    225,000     Capital One Bank, 4.250%, 12/1/08                           222,414
    300,000     British Sky Broadcasting, 6.875%, 2/23/09                   306,991
    455,000     Countrywide Home Loan, 4.125%, 9/15/09                      418,183
    275,000     Mohawk Industries Inc, 5.750%, 1/15/11                      277,491
    275,000     Deutsche Telecom, 5.375%, 3/23/11                           275,064
    430,000     Kellogg Company, 6.600%, 4/1/11                             448,837
    325,000     CIT Group Inc, 5.600%, 4/27/11                              316,593
    350,000     XSTRATA Finance Canada 144a,
                     5.500%, 11/16/11                                       347,858
    125,000     Morgan Stanley, 5.625%, 1/9/12                              125,989
    170,000     Donnelley (R.R.) & Sons, 5.625%, 1/15/12                    171,301
    220,000     Federated Retail Holding, 5.350%, 3/15/12                   215,737
    250,000     John Deere Capital Corp, 7.000%, 3/15/12                    267,278
  6,160,000     Dow Jones CDX HY 8-T1 144a,
                     7.625%, 6/20/12                                      5,952,099
    200,000     Rogers Wireless Inc, 7.500%, 3/15/15                        214,344
    250,000     Southern Power Company, 4.875%, 7/15/15                     233,739
    330,000     Lehman Brothers Holdings, 5.500%, 4/4/16                    311,223
    225,000     National Grid PLC, 6.300%, 8/1/16                           227,569
    245,000     Avalonbay Communities, 5.750%, 9/15/16                      238,066
    290,000     WEA Finance/WCI Finance 144a,
                     5.700%, 10/1/16                                        280,523
    230,000     Enel Finance International 144a,
                     6.250%, 9/15/17                                        230,852
    540,000     Wal-Mart Stores Inc, 5.800%, 2/15/18                        543,735
    225,000     Spectra Energy Capital, 8.000%, 10/1/19                     249,821
    250,000     Ras Laffan Lng II 144a, 5.298%, 9/30/20                     238,538
    175,000     Encana Corp, 6.500%, 8/15/34                                179,076
    210,000     Cons Edison Company of
                     New York, 5.300%, 3/1/35                               183,777
    200,000     BB&T Capital Trust I, 5.850%, 8/18/35                       180,787
    210,000     Midamerican Energy Holdings,
                     6.125%, 4/1/36                                         203,865
    275,000     AT&T Inc, 6.800%, 5/15/36                                   294,324
    100,000     Plains All American Pipeline,
                     6.650%, 1/15/37                                         99,476
    225,000     Pacific Gas & Electric, 5.800%, 3/1/37                      212,647
    275,000     Verizon Communications, 6.250%, 4/1/37                      276,552
    180,000     Allstate Corp, 6.125%, 5/15/37                              176,483
    200,000     Astrazeneca PLC, 6.450%, 9/15/37                            207,373
    245,000     Canadian Natl Resources, 6.250%, 3/15/38                    236,344
    150,000     Wachovia Capital Trust III, 5.800%, 3/15/42                 148,994
    400,000     USB Capital IX, 6.189%, 4/15/49                             400,266
    225,000     FPL Group Capital Inc,
                     6.350%, 10/1/66                                        213,506
-----------------------------------------------------------------------------------
                TOTAL CORPORATE BONDS                                 $  16,587,479
-----------------------------------------------------------------------------------

                U.S. GOVERNMENT AGENCY
                OBLIGATIONS -- 5.1%
  1,225,000     FHLMC, 5.125%, 8/23/10                                    1,247,810
  1,740,000     FNMA, 5.625%, 11/15/21                                    1,730,628
-----------------------------------------------------------------------------------
                TOTAL U.S. GOVERNMENT
                AGENCY OBLIGATIONS                                    $   2,978,438
-----------------------------------------------------------------------------------

                MORTGAGE-BACKED SECURITIES -- 52.4%
    340,078     FNMA, 4.500%, 6/1/18                                        328,318
    121,525     FNMA, 4.500%, 2/1/19                                        117,322
    908,946     First Horizon Mortgage
                     Pass-Thru Trust, 4.500%, 6/25/19                       873,156
     86,483     GNMA, 5.750%, 9/20/24                                        87,290
    126,507     FNMA, 7.000%, 9/1/27                                        131,962
     67,294     GNMA, 4.000%, 10/17/29                                       63,230
     19,524     FHLMC, 7.000%, 5/1/30                                        20,488
     28,101     FNMA, 8.000%, 5/1/30                                         29,618
      8,461     GNMA, 8.000%, 7/15/30                                         8,961
    114,894     FNMA, 7.500%, 1/1/31                                        120,256
     33,167     FNMA, 8.000%, 2/1/31                                         34,957
     44,422     FNMA, 6.500%, 6/1/31                                         45,142
    301,815     FNMA, 6.500%, 7/1/31                                        306,710
    164,565     FNMA, 6.500%, 6/1/32                                        168,850
    104,938     FNMA, 6.500%, 8/1/32                                        107,474
    542,117     FHLMC, 6.500%, 9/1/32                                       555,025
     43,448     FNMA Pool #656118, 6.500%, 9/1/32                            44,498
    300,599     FNMA Pool #661320, 6.500%, 9/1/32                           307,863
    149,504     FNMA, 7.000%, 4/1/33                                        154,307
    135,466     FHLMC, 5.500%, 5/1/33                                       133,027
    432,457     FHLMC, 5.000%, 6/1/33                                       413,951
  1,500,000     Wells Fargo Mortgage Backed
                     Securities Trust, 5.500%, 6/25/33                    1,437,171
    127,081     FNMA, 6.000%, 7/1/33                                        127,722
    125,745     FHLMC, 5.000%, 8/1/33                                       120,364
    556,341     FNMA, 4.500%, 8/1/33                                        517,268
    516,233     FNMA, 5.500%, 8/1/33                                        507,088
    669,286     Impac Secured Assets
                     Corp 2003-2, 5.500%, 8/25/33                           653,809
    456,692     FNMA, 5.500%, 10/1/33                                       448,602
    265,299     FNMA Pool #697255, 5.000%, 10/1/33                          253,963
    254,656     FNMA Pool #744178, 5.000%, 10/1/33                          243,773
    183,433     FNMA, 5.000%, 11/1/33                                       175,594
  1,124,768     Wells Fargo Mortgage Backed
                     Securities Trust, 4.935%, 2/25/34                    1,101,065
  1,300,000     Deutsche Alt-A Securities Inc
                     Mortgage Loan Trust,
                     5.250%, 6/25/35                                      1,263,053
    505,056     Residential Asset Securitization
                     Trust 2005, 5.500%, 6/25/35                            483,662

--------------------------------------------------------------------------------
Core Bond Fund (Continued)
--------------------------------------------------------------------------------

PRINCIPAL                                                                  MARKET
AMOUNT                                                                     VALUE
-----------------------------------------------------------------------------------
                MORTGAGE-BACKED SECURITIES -- 52.4%
                (CONTINUED)
$ 1,500,000     CS First Boston Mortgage
                     Securities Corp, 5.000%, 7/25/35                 $   1,478,022
    536,182     FNMA Pool #797649, 6.000%, 9/1/35                           537,441
    652,096     FNMA Pool #255959, 6.000%, 10/1/35                          647,789
  1,426,733     CS First Boston Mortgage
                     Securities Corp, 5.500%, 10/25/35                    1,369,664
    679,455     Structured Asset Securities Corp,
                     5.500%, 10/25/35                                       661,619
    847,208     Washington Mutual Mortgage
                     Pass-Thru Certificates, 5.500%, 11/25/35               847,962
    519,443     Structured Adjustable Rate Mortgage
                     Loan 2005-23, 5.450%, 1/25/36                          521,298
    391,496     Residential Funding Mtg Sec I,
                     5.750%, 2/25/36                                        392,989
  1,054,613     FNMA, 5.503%, 4/1/36                                      1,056,269
    690,422     Residential Asset Securitization
                     Trust 2006-A1, 6.000%, 4/25/36                         681,715
    550,000     CS First Boston Mortgage
                     Securities Corp, 5.113%, 7/15/36                       538,516
  1,000,000     GE Capital Commercial Mortgage
                     Corp, 5.349%, 8/11/36                                1,005,642
  1,000,000     Countrywide Asset Backed
                     Certificates, 6.018%, 11/25/36                         914,386
  2,185,945     FHLMC, 6.000%, 12/1/36                                    2,188,531
    471,171     FNMA, 5.500%, 1/1/37                                        461,511
    494,576     FNMA, 5.000%, 3/1/37                                        471,763
  1,339,448     FNMA, 6.000%, 7/1/37                                      1,341,452
     99,700     FNMA, 6.500%, 8/1/37                                        101,520
  1,110,000     GE Capital Commercial
                     Mortgage Corp, 3.915%, 11/10/38                      1,087,034
    875,000     Bear Stearns Commercial
                     Mortgage Securities Inc
                     2007-PW16, 5.713%, 6/11/40                             885,204
    875,000     Bear Stearns Commercial
                     Mortgage Securities Inc
                     2005-PWR9, 4.871%, 9/11/42                             842,651
  1,000,000     Morgan Stanley Mortgage
                     Loan Trust, 5.963%, 1/25/47                          1,000,400
    350,000     CW Capital Cobalt, 5.223%, 8/15/48                          340,975
-----------------------------------------------------------------------------------
                TOTAL MORTGAGE-BACKED SECURITIES                      $  30,759,892
-----------------------------------------------------------------------------------

                U.S. TREASURY OBLIGATIONS -- 12.5%
  1,995,000     U.S. Treasury Notes, 4.000%, 8/31/09                      1,996,402
    390,000     U.S. Treasury Notes, 4.625%, 12/31/11                       396,825
  1,865,422     U.S. Treasury Inflation Protected
                     Securities, 1.625%, 1/15/15                          1,784,685
  1,265,000     U.S. Treasury Notes, 4.500%, 5/15/17                      1,257,884
    825,000     U.S. Treasury Notes, 4.750%, 8/15/17                        836,086
    295,000     U.S. Treasury Bonds, 4.500%, 2/15/36                        279,674
    800,000     U.S. Treasury Bonds, 4.750%, 2/15/37                        788,938
-----------------------------------------------------------------------------------
                TOTAL U.S. TREASURY OBLIGATIONS                       $   7,340,494
-----------------------------------------------------------------------------------

                                                                          MARKET
SHARES                                                                     VALUE
-----------------------------------------------------------------------------------

                INVESTMENT FUND -- 0.5%
    311,914     Touchstone Institutional
                     Money Market Fund*                               $     311,914
-----------------------------------------------------------------------------------

                TOTAL INVESTMENT SECURITIES -- 99.2%
                (Cost $58,383,001)                                    $  58,284,342

                OTHER ASSETS IN
                EXCESS OF LIABILITIES -- 0.8%                                486,37
-----------------------------------------------------------------------------------

                NET ASSETS -- 100.0%                                  $   58,770,71
===================================================================================

*     Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc.

See accompanying notes to portfolios of investments and notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
High Yield Fund - September 30, 2007
--------------------------------------------------------------------------------

PRINCIPAL                                                               MARKET
AMOUNT                                                                  VALUE
---------------------------------------------------------------------------------
                    CORPORATE BONDS -- 96.8%
$       518,000     Universal Hospital Services
                         FRN 144a, 8.759%, 11/30/07                  $    515,410
        200,000     Sequa Corp, 8.875%, 4/1/08                            202,000
        100,000     Semco Energy Inc, 7.125%, 5/15/08                     100,269
        200,000     Avista Corp, 9.750%, 6/1/08                           205,671
        303,000     Champion Enterprises Inc,
                         7.625%, 5/15/09                                  294,668
        514,000     Clear Channel Communications,
                         4.250%, 5/15/09                                  489,938
         19,000     AES Corp, 9.500%, 6/1/09                               19,760
      1,528,000     CSC Holdings Inc, 8.125%, 7/15/09                   1,554,739
      1,175,000     Ford Motor Credit Company,
                         7.875%, 6/15/10                                1,148,591
        725,000     Allied Waste North America,
                         5.750%, 2/15/11                                  712,313
        200,000     Briggs & Stratton Corp,
                         8.875%, 3/15/11                                  213,500
      1,000,000     Fresenius Medical Capital
                         Trust IV, 7.875%, 6/15/11                      1,037,500
        120,000     Radio One Inc, 8.875%, 7/1/11                         118,800
        606,000     General Motors Accept Corp,
                         6.875%, 9/15/11                                  576,708
        778,000     Nalco Company, 7.750%, 11/15/11                       793,560
      1,000,000     Communication & Power Inc,
                         8.000%, 2/1/12                                 1,017,500
        500,000     United Rentals NA Inc,
                         6.500%, 2/15/12                                  506,250
      1,200,000     Consol Energy Inc, 7.875%, 3/1/12                   1,251,000
      1,000,000     M/I Homes Inc, 6.875%, 4/1/12                         820,000
        770,000     Polyone Corp, 8.875%, 5/1/12***                       793,100
      1,000,000     United Refining Company,
                         10.500%, 8/15/12                               1,030,000
      1,010,000     US Oncology Inc, 9.000%, 8/15/12                    1,017,575
      1,000,000     Jefferson Smurfit Corp,
                         8.250%, 10/1/12                                1,002,500
      1,000,000     Owens-Brockway, 8.750%, 11/15/12                    1,046,250
        750,000     Del Monte Corp, 8.625%, 12/15/12                      761,250
        308,000     Lamar Media Corp, 7.250%, 1/1/13                      309,540
      1,230,000     Citizens Communications,
                         6.250%, 1/15/13                                1,199,250
      1,000,000     Stewart Enterprises, 6.250%, 2/15/13                  972,500
        150,000     AES Corp 144a, 8.750%, 5/15/13                        156,938
        500,000     Semco Energy Inc, 7.750%, 5/15/13                     510,155
        500,000     Omnicare Inc, 6.125%, 6/1/13                          457,500
        415,000     Edison Mission Energy,
                         7.500%, 6/15/13                                  425,375
      1,000,000     Offshore Logistic, 6.125%, 6/15/13                    970,000
        599,000     Range Resources Corp,
                         7.375%, 7/15/13                                  607,985
        300,000     Texas Industries Inc, 7.250%, 7/15/13                 299,250
        441,000     Windstream Corp, 8.125%, 8/1/13                       464,153
        773,000     Sungard Data Systems Inc,
                         9.125%, 8/15/13                                  803,920
        175,000     Ford Motor Credit Company,
                         7.000%, 10/1/13                                  158,148
        633,000     Res-Care Inc, 7.750%, 10/15/13                        626,670
        500,000     Stena AB, 7.500%, 11/1/13                             502,500
        306,000     Dex Media Inc, 8.000%, 11/15/13                       308,295
      1,075,000     Dex Media Inc, .000%, 11/15/13**                    1,010,500
        357,000     Dex Media Inc, .000%, 11/15/13**                      335,580
      1,223,000     Sabine Pass Lng LP,
                         7.250%, 11/30/13                               1,204,655
      1,252,000     Cenveo Corp, 7.875%, 12/1/13                        1,139,320
      1,000,000     Overseas Shipholding
                         Group, 8.750%, 12/1/13                         1,075,000
        929,000     Visant Holding Corp,
                         8.750%, 12/1/13                                  949,903
      1,300,000     Massey Energy Company,
                         6.875%, 12/15/13                               1,212,250
        800,000     Regency Energy Partners
                         144a, 8.375%, 12/15/13                           838,000
        405,000     Mirant North America LLC,
                         7.375%, 12/31/13                                 411,075
        450,000     Cincinnati Bell Inc, 8.375%, 1/15/14                  448,875
      1,000,000     K Hovnanian Enterprises,
                         6.500%, 1/15/14                                  777,500
        379,000     Sungard Data Systems Inc,
                         4.875%, 1/15/14                                  330,678
        823,000     Videotron Ltee, 6.875%, 1/15/14                       808,598
      1,220,000     NRG Energy Inc, 7.250%, 2/1/14                      1,223,050
        500,000     Station Casinos, 6.500%, 2/1/14                       440,000
      1,400,000     GCI Inc, 7.250%, 2/15/14                            1,295,000
      1,006,000     Asbury Automotive Group,
                         8.000%, 3/15/14                                  970,790
      1,257,000     HCA Inc, 5.750%, 3/15/14                            1,054,309
        400,000     Trinity Industries Inc,
                         6.500%, 3/15/14                                  384,000
      1,695,000     US Concrete Inc, 8.375%, 4/1/14                     1,576,349
        187,000     Autonation Inc, 7.000%, 4/15/14                       178,585
        322,000     Glencore Funding LLC 144a,
                         6.000%, 4/15/14                                  317,156
        120,000     Virgin Media Finance PLC,
                         8.750%, 4/15/14                                  123,000
        601,000     WMG Acquisition Corp,
                         7.375%, 4/15/14                                  522,870
      1,350,000     CHC Helicopter Corp,
                         7.375%, 5/1/14                                 1,282,500
      1,197,000     Sensata Technologies BV,
                         8.000%, 5/1/14                                 1,167,075
      1,466,000     Iasis Healthcare, 8.750%, 6/15/14                   1,484,324
        128,000     Reliant Energy Inc, 7.625%, 6/15/14                   128,000
        323,000     Sealy Mattress Company,
                         8.250%, 6/15/14                                  325,423
      1,250,000     Foundation PA Coal Company,
                         7.250%, 8/1/14                                 1,225,000
      1,342,000     Panamsat Corp, 9.000%, 8/15/14                      1,382,259

--------------------------------------------------------------------------------
High Yield Fund (Continued)
--------------------------------------------------------------------------------

PRINCIPAL                                                                MARKET
AMOUNT                                                                    VALUE
---------------------------------------------------------------------------------
                    CORPORATE BONDS -- 96.8% (CONTINUED)
$       565,000     NXP BV/NXP Funding LLC,
                         7.875%, 10/15/14                            $    543,813
        838,000     Dresser-Rand Group Inc,
                         7.375%, 11/1/14                                  835,905
        269,000     Mosaic Company 144a,
                         7.375%, 12/1/14                                  282,450
      1,190,000     Aramark Services Inc,
                         8.500%, 2/1/15                                 1,213,800
        192,000     Tube City IMS Corp,
                         9.750%, 2/1/15                                   187,680
      1,016,000     Invacare Corp, 9.750%, 2/15/15                      1,016,000
        949,000     Novelis Inc, 7.250%, 2/15/15                          915,785
        245,000     Holly Energy Partners LP,
                         6.250%, 3/1/15                                   227,850
        500,000     Meritage Homes Corp,
                         6.250%, 3/15/15                                  390,000
        417,000     Freeport-McMoran C & G,
                         8.250%, 4/1/15                                   450,360
        368,000     Steel Dynamics Inc 144a,
                         6.750%, 4/1/15                                   355,120
        774,000     Pilgrim's Pride Corp, 7.625%, 5/1/15                  785,610
        400,000     AES Corp 144a, 9.000%, 5/15/15                        420,000
        395,000     Ventas Realty LP, 7.125%, 6/1/15                      402,900
        250,000     Georgia-Pacific Corp,
                         7.700%, 6/15/15                                  248,750
      1,250,000     Beazer Homes USA,
                         6.875%, 7/15/15***                               925,000
        387,000     Community Health Systems
                         144a, 8.875%, 7/15/15                            397,643
        620,000     Southern Copper Corp,
                         6.375%, 7/27/15                                  625,846
        348,000     Lamar Media Corp,
                         6.625%, 8/15/15                                  335,820
        597,000     Nell Af Sarl 144a, 8.375%, 8/15/15                    544,763
      1,246,000     Ikon Office Solutions,
                         7.750%, 9/15/15                                1,252,230
      1,540,000     Gibraltar Industries Inc,
                         8.000%, 12/1/15                                1,447,599
        969,000     Atlas Pipeline Partners,
                         8.125%, 12/15/15                                 954,465
        306,000     Omnicare Inc, 6.875%, 12/15/15                        283,050
      1,197,000     Case Corp, 7.250%, 1/15/16                          1,238,895
      1,000,000     Chesapeake Energy
                         Corp, 6.875%, 1/15/16                          1,000,000
        427,000     DRS Technologies
                         Inc, 6.625%, 2/1/16                              421,663
        285,000     Copano Energy LLC,
                         8.125%, 3/1/16                                   289,988
        155,000     Quebecor Media 144a,
                         7.750%, 3/15/16                                  147,831
        667,000     Quebecor Media Inc,
                         7.750%, 3/15/16                                  636,151
        500,000     Service Corp International,
                         6.750%, 4/1/16                                   484,375
      1,250,000     Basic Energy Services,
                         7.125%, 4/15/16                                1,215,625
        100,000     Transcont Gas Pipe Corp,
                         6.400%, 4/15/16                                  100,500
        859,000     Windstream Corp, 8.625%, 8/1/16                       915,909
        717,000     Ashtead Capital Inc 144a,
                         9.000%, 8/15/16                                  707,141
        201,000     PNA Group Inc, 10.750%, 9/1/16                        205,020
      1,033,000     Berry Petroleum Company,
                         8.250%, 11/1/16                                1,043,330
        208,000     Peabody Energy Corp,
                         7.375%, 11/1/16                                  219,440
        596,000     HCA Inc 144a, 9.250%, 11/15/16                        633,250
      1,342,000     Idearc Inc, 8.000%, 11/15/16                        1,338,644
        220,000     Mosaic Company 144a,
                         7.625%, 12/1/16                                  234,575
        395,000     Stena AB, 7.000%, 12/1/16                             393,025
        856,000     United Auto Group Inc,
                         7.750%, 12/15/16                                 819,620
        120,000     Baldor Electric Company,
                         8.625%, 2/15/17                                  125,400
         36,000     American Axle & Mfg Inc,
                         7.875%, 3/1/17                                    34,740
         30,000     Asbury Automotive Group
                         144a, 7.625%, 3/15/17                             27,600
        305,000     Belden CDT Inc 144a,
                         7.000%, 3/15/17                                  301,950
        418,000     Aventine Renewable Energy,
                         10.000%, 4/1/17                                  378,290
         30,000     General Cable Corp,
                         7.125%, 4/1/17                                    29,400
      1,293,000     Advanced Medical Optics,
                         7.500%, 5/1/17                                 1,189,560
         46,000     Jarden Corp, 7.500%, 5/1/17                            44,505
        310,000     Edison Mission Energy 144a,
                         7.000%, 5/15/17                                  305,350
        940,000     Mueller Water Products 144a,
                         7.375%, 6/1/17                                   874,200
        158,000     Service Corp International,
                         7.000%, 6/15/17                                  155,235
      1,563,000     Intergen NV 144a,
                         9.000%, 6/30/17                                1,641,149
        537,000     Chesapeake Energy Corp
                         144a, 6.500%, 8/15/17                            522,233
        619,000     American Tower Corp 144a,
                         7.000%, 10/15/17                                 622,869
        153,000     R.H. Donnelley Corp 144a,
                         8.875%, 10/15/17                                 155,295
        854,000     Dynegy Holdings Inc 144a,
                         7.750%, 6/1/19                                   816,638
        610,000     Forest Oil Corp 144a,
                         7.250%, 6/15/19                                  610,000

--------------------------------------------------------------------------------
High Yield Fund (Continued)
--------------------------------------------------------------------------------

PRINCIPAL                                                              MARKET
AMOUNT                                                                  VALUE
---------------------------------------------------------------------------------
                    CORPORATE BONDS -- 96.8% (CONTINUED)
$       906,404     Gazprom International
                         144a, 7.201%, 2/1/20                        $    930,242
        525,000     Allied Waste Industries,
                         9.250%, 5/1/21                                   569,625
      1,000,000     Broadwing Inc, 7.250%, 6/15/23                        950,000
      1,300,000     Ford Motor Company,
                         7.450%, 7/16/31                                1,020,500
      1,088,000     General Motors Accept
                         Corp, 8.000%, 11/1/31                          1,067,417
        568,000     General Motors, 8.375%, 7/15/33***                    497,710
        800,000     Ava Capital Trust III, 6.500%, 4/1/34                 806,052
      1,500,000     Enterprise Products, 8.375%, 8/1/66                 1,541,627
        917,000     Teppco Partners LP, 7.000%, 6/1/67                    832,247
---------------------------------------------------------------------------------
                    TOTAL CORPORATE BONDS                            $ 94,759,910
---------------------------------------------------------------------------------

                                                                        MARKET
SHARES                                                                  VALUE
---------------------------------------------------------------------------------

                    INVESTMENT FUNDS -- 4.3%
      1,900,505     Touchstone Institutional
                         Money Market Fund*                          $  1,900,505
      2,299,368     BBH Investment Fund(a)                              2,299,368
---------------------------------------------------------------------------------
                    TOTAL INVESTMENT FUNDS                           $  4,199,873
---------------------------------------------------------------------------------

                    TOTAL INVESTMENT SECURITIES -- 101.1%
                    (Cost $101,075,198)                              $ 98,959,783

                    LIABILITIES IN EXCESS
                    OF OTHER ASSETS -- (1.1%)                          (1,088,673)
---------------------------------------------------------------------------------

                    NET ASSETS -- 100.0%                             $ 97,871,110
=================================================================================

*     Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc.

**    Non-income producing security.

*** All or a portion of the security is on loan. The total value of securities on loan as of September 30, 2007, was $2,193,652.

(a)   Represents collateral for securities loaned.

See accompanying notes to portfolios of investments and notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Institutional Money Market Fund - September 30, 2007
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                     VALUE
-----------------------------------------------------------------------------------
                        CORPORATE BONDS -- 23.9%
$      772,000          Southern Company, 7.125%, 10/1/07             $     772,000
       500,000          HSBC Corp, 6.850%, 10/3/07                          500,039
       360,000          National City Bank, 3.375%, 10/15/07                359,735
       415,000          Suntrust Banks Inc, 3.625%, 10/15/07                414,723
       250,000          Wells Fargo & Company,
                                3.750%, 10/15/07                            249,823
     1,605,000          Bank of America, 5.790%, 11/5/07                  1,606,529
       500,000          American General Finance,
                                4.500%, 11/15/07                            499,043
       140,000          E.I. DuPont De Nemours,
                                3.375%, 11/15/07                            139,657
     1,000,000          Merrill Lynch & Company,
                                4.000%, 11/15/07                            997,916
    10,750,000          Chubb Corp, 4.934%, 11/16/07                     10,742,094
     2,450,000          UBS AG, 5.400%, 11/28/07                          2,449,999
       105,000          Bank of America, 4.200%, 11/30/07                   104,796
       821,000          Bank of America, 5.625%, 11/30/07                   821,182
       195,000          Bank of Scotland Treasury
                                Service, 3.500%, 11/30/07                   194,416
       825,000          General Electric Capital Corp,
                                6.500%, 12/10/07                            826,537
       280,000          Wells Fargo & Company FRN,
                                5.764%, 12/10/07                            279,599
       150,000          Credit Suisse New York,
                                5.400%, 12/21/07                            149,966
     2,000,000          Deutsche Bank Luxembourg 144a,
                                6.825%, 12/28/07                          2,006,116
       100,000          Citigroup, 6.250%, 1/1/08                           100,190
       435,000          Bank of America Corp, 3.875%, 1/15/08               433,120
       355,000          Bank of America NA, 5.375%, 1/15/08                 355,005
       141,000          Bank One NA IL, 3.700%, 1/15/08                     140,344
       500,000          Credit Suisse FB USA Inc,
                                4.625%, 1/15/08                             499,094
       330,000          Goldman Sachs Group Inc,
                                4.125%, 1/15/08                             328,750
       250,000          HSBC Finance Corp, 4.625%, 1/15/08                  249,495
       390,000          Bear Stearns Company Inc,
                                4.000%, 1/31/08                             388,204
       340,000          Bank of New York, 3.800%, 2/1/08                    338,305
       339,000          Citigroup Inc, 3.500%, 2/1/08                       336,877
       635,000          JP Morgan Chase & Company,
                                4.000%, 2/1/08                              632,037
     1,000,000          National Rural Utilities,
                                6.200%, 2/1/08                            1,002,218
       145,000          Caterpillar Financial Services Corp,
                                3.800%, 2/8/08                              144,189
       200,000          AIG Corp, 4.750%, 2/15/08                           199,567
       100,000          Caterpillar Financial Services
                                Corp., 6.400%, 2/15/08                      100,347
       510,000          Citigroup Global Markets,
                                6.500%, 2/15/08                             511,960
     1,000,000          HSBC Finance Corp, 5.000%, 2/15/08                  998,385
       210,000          HSBC Finance Corp, 5.050%, 2/15/08                  209,694
       125,000          HSBC Finance Corp, 5.836%, 2/15/08                  125,170
       365,000          JP Morgan Chase & Company,
                                6.250%, 2/15/08                             366,213
       400,000          JP Morgan Chase & Company,
                                6.375%, 2/15/08                             401,257
       200,000          National Rural Utilities,
                                3.875%, 2/15/08                             198,908
       100,000          Mellon Funding Corp,
                                6.700%, 3/1/08                              100,514
       640,000          PNC Funding Corp,
                                4.200%, 3/10/08                             636,296
     1,030,000          Wachovia Bank, 4.125%, 3/10/08                    1,024,207
       940,000          HSBC Finance Corp,
                                4.125%, 3/11/08                             934,342
       400,000          Bank of America Corp,
                                6.500%, 3/15/08                             401,804
       345,000          National Rural Utilities,
                                3.950%, 3/15/08                             342,526
       500,000          Regions Bank NA, 6.500%, 3/15/08                    502,327
       625,000          US Bank NA, 4.125%, 3/17/08                         621,661
       575,000          ABN AMRO Bank Chicago,
                                7.000%, 4/1/08                              579,353
       105,000          Bank of America Corp,
                                6.250%, 4/1/08                              105,442
       200,000          Chubb Corp, 3.950%, 4/1/08                          198,399
       200,000          Credit Suisse FB USA Inc,
                                6.500%, 4/1/08                              200,860
       655,000          Morgan Stanley Dean Witter,
                                3.625%, 4/1/08                              649,248
     1,020,000          National City Corp, 3.200%, 4/1/08                1,007,938
       485,000          Wells Fargo Company,
                                3.500%, 4/4/08                              480,305
       100,000          Bank of America, 6.375%, 4/15/08                    100,505
     1,165,000          Merrill Lynch & Company,
                                3.700%, 4/21/08                           1,153,973
       400,000          Merrill Lynch & Company,
                                7.000%, 4/27/08                             403,788
       402,000          AIG Corp, 4.500%, 5/1/08                            399,792
       625,000          General Electric Capital Corp,
                                3.500%, 5/1/08                              618,121
     1,000,000          Southern Company, 3.125%, 5/1/08                    986,663
       500,000          Fleetboston Financial Corp,
                                6.375%, 5/15/08                             502,173
       350,000          National City Bank, 3.300%, 5/15/08                 345,494
     1,140,000          American Express, 3.000%, 5/16/08                 1,123,531
       825,000          Suntrust Banks Inc, 6.250%, 6/1/08                  828,721
       692,000          American General Finance,
                                2.750%, 6/15/08                             679,064
       500,000          Morgan Stanley Dean Witter,
                                10.000%, 6/15/08                            515,445
       350,000          Bear Stearns Company Inc,
                                2.875%, 7/2/08                              343,301
       938,000          Merrill Lynch & Company,
                                3.125%, 7/15/08                             921,706

--------------------------------------------------------------------------------
Institutional Money Market Fund (Continued)
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                    VALUE
-----------------------------------------------------------------------------------
                        CORPORATE BONDS -- 23.9% (CONTINUED)
$      304,000          Canadian Imperial Bank of
                                Commerce NY, 4.375%, 7/28/08          $     302,325
       200,000          AIG SunAmerica Global
                                Finance 144a, 5.850%, 8/1/08                200,677
     1,600,000          Wachovia Corp, 6.250%, 8/4/08                     1,610,085
       500,000          Regions Financial Corp,
                                4.500%, 8/8/08                              497,524
       100,000          Fifth Third Bank, 3.375%, 8/15/08                    98,558
       750,000          JP Morgan Chase & Company,
                                6.750%, 8/15/08                             758,042
       161,000          JP Morgan Chase & Company,
                                5.750%, 10/15/08                            162,036
       430,000          ASIF Global Financing XXIII 144a,
                                3.900%, 10/22/08                            423,895
-----------------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS                         $  51,934,140
-----------------------------------------------------------------------------------

                        U.S. GOVERNMENT AGENCY OBLIGATION -- 2.0%
     4,360,465          Overseas Private Investment
                                Corp, 5.150%, 10/3/07                 $   4,360,268
-----------------------------------------------------------------------------------

                        VARIABLE RATE DEMAND NOTES -- 58.5%
     3,000,000          CFM International Inc
                                (GTD by: General Electric),
                                5.200%, 10/1/07                           3,000,000
       825,000          CO Hlth Facs Auth Rev
                                (LOC: Wells Fargo Bank),
                                5.100%, 10/1/07                             825,000
     3,425,000          Yuengling Beer Company Inc
                                (LOC: PNC Bank), 5.750%, 10/1/07          3,425,000
     2,915,000          Ogden City UT Redev Agy Rev
                                (LOC: Bank of New York),
                                5.260%, 10/2/07                           2,915,000
       300,000          Central Concrete Supermix
                                (LOC: Suntrust Bank),
                                5.300%, 10/3/07                             300,000
     1,160,000          Lee Co GA Dev Auth Rev
                                (B & B Dealership)
                                (LOC: Suntrust Bank),
                                5.350%, 10/3/07                           1,160,000
       900,000          Malone College
                                (LOC: National City Bank),
                                5.280%, 10/3/07                             900,000
     4,600,000          Mason City Clinic
                                (LOC: Wells Fargo Bank),
                                5.180%, 10/3/07                           4,600,000
     3,000,000          Presbyterian Homes & Svc Ser B
                                (LOC: Wachovia Bank),
                                5.420%, 10/3/07                           3,000,000
        58,000          Santa Clara Co CA Hsg
                                Auth MFH Rev (Willows)
                                (LOC: Union Bank CA),
                                5.310%, 10/3/07                              58,000
       200,000          Alameda Co CA IDA Rev
                                (Bema Electronic) (LOC: Comerica),
                                5.120%, 10/4/07                             200,000
       255,000          Allegheny Co PA Redev Auth
                                (Brentwood Towne Square)
                                (LOC: National City Bank),
                                5.280%, 10/4/07                             255,000
     2,550,000          American Micro Products
                                (LOC: KeyBank), 5.200%, 10/4/07           2,550,000
       190,000          Automated Packaging Sys
                                (LOC: National City Bank),
                                5.280%, 10/4/07                             190,000
     3,442,000          Avalon Foodservice Inc
                                (LOC: National City Bank),
                                5.180%, 10/4/07                           3,442,000
       790,000          Bluegrass Paving Inc FRN
                                (LOC: FHLB), 5.260%, 10/4/07                790,000
     1,455,000          CA Statewide CDA Rev
                                (Park David) (LOC: FNMA),
                                5.180%, 10/4/07                           1,455,000
     5,954,000          Class B Rev Bnd Ctf Ser 2004-2
                                (SPA: AIG), 5.329%, 10/4/07               5,954,000
       405,000          CO HFA EDR (LOC: JP Morgan),
                                5.200%, 10/4/07                             405,000
       350,000          Connelly / Brueshaber
                                Partnership (LOC: US Bank NA),
                                5.310%, 10/4/07                             350,000
     4,200,000          Cubba Capital II LLC
                                (LOC: Royal Bank of Scotland),
                                5.200%, 10/4/07                           4,200,000
     1,500,000          Custom Window Systems
                                (LOC: Amsouth Bank),
                                5.210%, 10/4/07                           1,500,000
     1,385,000          Cuyahoga Co OH IDR (Generations)
                                (LOC: Charter One Bank),
                                5.210%, 10/4/07                           1,385,000
       370,000          Employers Resource Associates
                                Inc (LOC: Fifth Third Bank),
                                5.260%, 10/4/07                             370,000
     1,340,000          Farley Investment Property
                                (LOC: US Bank NA), 5.210%, 10/4/07        1,340,000
     2,920,000          First Church of Christ Inc
                                Ser 06B (LOC: FHLB),
                                5.190%, 10/4/07                           2,920,000
     2,367,000          First United Pentecostal
                                (LOC: Amsouth Bank),
                                5.200%, 10/4/07                           2,367,000
       600,000          FL HFC Rev (Waterford Pointe)
                                (LOC: FNMA), 5.230%, 10/4/07                600,000
       500,000          GDG Investments LLC 144a
                                (LOC: Regions Bank),
                                5.160%, 10/4/07                             500,000

--------------------------------------------------------------------------------
Institutional Money Market Fund (Continued)
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                     VALUE
-----------------------------------------------------------------------------------
                        VARIABLE RATE DEMAND NOTES -- 58.5%
                        (CONTINUED)
$    1,595,000          Graves Co KY Indl Rev
                                (LOC: Regions Bank),
                                5.180%, 10/4/07                       $   1,595,000
     3,000,000          Heart Center Cascades
                                (LOC: KeyBank), 5.200%, 10/4/07           3,000,000
     5,490,000          ID Hlth Facs (Portneuf Medical
                                Center) (LOC: KeyBank),
                                5.200%, 10/4/07                           5,490,000
       905,000          LA Loc Govt Envir Facs CDA Rev
                                (LOC: Regions Bank),
                                5.210%, 10/4/07                             905,000
       500,000          Lake Oswego OR Redev Agy
                                Tax Incrmnt Rev Ser B
                                (LOC: Wells Fargo Bank),
                                5.200%, 10/4/07                             500,000
     1,720,000          Mack Industries Inc
                                (LOC: KeyBank), 5.200%, 10/4/07           1,720,000
     1,015,000          Mailender-Abel (LOC: PNC Bank),
                                5.210%, 10/4/07                           1,015,000
     2,825,000          Malsbary Medical LLC
                                (LOC: US Bank), 5.210%, 10/4/07           2,825,000
     5,700,000          Mavericks Inc (LOC: Comerica Bank),
                                5.210%, 10/4/07                           5,700,000
     1,970,000          Miarko Inc (LOC: PNC Bank),
                                5.200%, 10/4/07                           1,970,000
     3,868,000          Mill St Village LLC (LOC: FHLB),
                                5.320%, 10/4/07                           3,868,000
     9,355,000          Mountain Agency Inc
                                (LOC: US Bank NA), 5.270%, 10/4/07        9,355,001
     1,030,000          Muhlenberg Medical Property
                                (LOC: Wells Fargo Bank),
                                5.200%, 10/4/07                           1,030,000
     2,815,000          Olympic Club (SPA: Bank of
                                America), 5.230%, 10/4/07                 2,815,000
       265,000          P&P Investment Company Inc
                                (LOC: National City Bank),
                                5.230%, 10/4/07                             265,000
       300,000          Parker Towing (LOC: Regions
                                Bank), 5.180%, 10/4/07                      300,000
     1,000,000          PCP Investors LLC
                                (LOC: Wells Fargo Bank),
                                5.200%, 10/4/07                           1,000,000
     1,200,000          Platte Co MO IDA Rev
                                (Complete Home) (LOC:
                                US Bank NA), 5.200%, 10/4/07              1,200,000
     1,690,000          Rev Bd Ctf (Chimney Hills)
                                Ser 2005-6 (BPA: AIG
                                Retirement Services),
                                5.330%, 10/4/07                           1,690,000
     5,175,000          Rev Bd Ctf (Greens of
                                Merrill Creek) Ser 2005-3
                                (BPA: AIG Retirement Services),
                                5.330%, 10/4/07                           5,175,000
     9,000,000          Rev Bd Ctf Ser 2005-CL B 2
                                (BPA: AIG Retirement Services),
                                5.330%, 10/4/07                           9,000,000
     1,075,000          Riverside Co CA IDA IDR
                                (Advance Business) (LOC: CA
                                State Teachers Retirement),
                                5.220%, 10/4/07                           1,075,000
       805,000          Sacramento Co CA Hsg
                                Auth MFH Rev (Deer Park Apts)
                                (LOC: FNMA), 5.130%, 10/4/07                805,000
       500,000          San Bernardino Co CA Hsg Auth
                                MFH Rev (LOC: FHLB),
                                5.250%, 10/4/07                             500,000
     2,000,000          Southwestern IL Dev Auth
                                IDR (Mattingly Lumber)
                                (LOC: US Bank NA), 5.270%, 10/4/07        2,000,000
     1,590,000          St Ann's Medical Office
                                (LOC: National City Bank),
                                5.180%, 10/4/07                           1,590,000
       210,000          Tanner & Guin LLC
                                (LOC: Amsouth Bank),
                                5.210%, 10/4/07                             210,000
       250,000          The Harper Company FRN
                                (LOC: FHLB), 5.290%, 10/4/07                250,000
       900,000          Trust No B-2 (LOC: Wachovia Bank),
                                5.250%, 10/4/07                             900,000
       600,000          TX Student Hsg & Cmnty
                                Affairs MFH (Post Oak)
                                (LOC: FNMA), 5.180%, 10/4/07                600,000
       340,000          WA St HFC MFH Rev
                                (Brittany Park) (LOC: FNMA),
                                5.130%, 10/4/07                             340,000
       915,000          WA St HFC MFH Rev
                                (Mallard Lakes) (LOC: FNMA),
                                5.170%, 10/4/07                             915,000
       600,000          Wilmington Iron & Metal
                                (LOC: JP Morgan),
                                5.220%, 10/4/07                             600,000
     3,500,000          Winnebago Co IL Indl Dev
                                (LOC: FHLB), 5.220%, 10/4/07              3,500,000
     1,935,000          Zang Skidmore Inc
                                (LOC: Fifth Third Bank),
                                5.190%, 10/4/07                           1,935,000
       750,000          First Church of Nazarene
                                Pascagoula MS (LOC: SouthTrust
                                Bank), 5.300%, 10/5/07                      750,000
-----------------------------------------------------------------------------------
                        TOTAL VARIABLE RATE DEMAND NOTES              $ 127,344,001
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Institutional Money Market Fund (Continued)
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                     VALUE
-----------------------------------------------------------------------------------
                        TAXABLE MUNICIPAL BONDS -- 6.8%
$    2,000,000          Erie Co NY UTGO, 3.500%, 12/15/07             $   1,992,392
     2,000,000          Chelsea MA BANS, 5.500%, 12/27/07                 2,000,642
     1,000,000          NJ St Tpk Auth Rev Ser B,
                                2.840%, 1/1/08                              993,623
     2,000,000          South Euclid OH BANS LTGO,
                                5.500%, 1/29/08                           2,000,000
     3,500,000          New Bedford MA BANS LTGO,
                                5.750%, 2/15/08                           3,504,201
     2,250,000          New Bedford MA BANS LTGO
                                Ser C, 5.500%, 2/15/08                    2,250,869
     1,000,000          MI Mun Bd Auth Rev,
                                5.460%, 6/1/08                              999,927
     1,000,000          Butler Co OH BANS LTGO,
                                5.470%, 8/7/08                            1,000,000
-----------------------------------------------------------------------------------
                        TOTAL TAXABLE MUNICIPAL BONDS                 $  14,741,654
-----------------------------------------------------------------------------------

                        CERTIFICATE OF DEPOSIT/TIME DEPOSIT -- 3.7%
     8,000,000          Deutsche Bank NY FRN,
                                4.900%, 4/24/08                       $   8,000,000
-----------------------------------------------------------------------------------

                        COMMERCIAL PAPER -- 2.9%
     4,168,000          Charlotte NC (LOC: KBC Bank),
                                5.450%, 2/8/08                            4,168,000
     2,071,000          Charlotte NC Ser 07-C,
                                5.450%, 6/11/08                           2,071,000
-----------------------------------------------------------------------------------
                        TOTAL COMMERCIAL PAPER                        $   6,239,000
-----------------------------------------------------------------------------------

    FACE
   AMOUNT                                                                  VALUE
-----------------------------------------------------------------------------------

                        REPURCHASE AGREEMENT -- 0.0%
$      106,000          Morgan Stanley Dean Witter
                                Inc 4.82% dated 09/28/07 due
                                10/01/07 repurchase proceeds
                                $106,042.58 (Collateralized by
                                $109,000 FNMA discount note
                                due 10/26/07; fair value $108,619),    $    106,000
-----------------------------------------------------------------------------------

                        TOTAL INVESTMENT SECURITIES AND
                        REPURCHASE AGREEMENT -- 97.8%
                        (Amortized Cost $212,725,063)                 $ 212,725,063

                        OTHER ASSETS IN
                        EXCESS OF LIABILITIES -- 2.2%                     4,892,443
-----------------------------------------------------------------------------------

                        NET ASSETS -- 100.0%                          $ 217,617,506
===================================================================================

See accompanying notes to portfolios of investments and notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Money Market Fund - September 30, 2007
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                  VALUE
---------------------------------------------------------------------------------
                     CORPORATE BONDS -- 23.0%
$     125,000        Deutsche Bank Corp,
                          6.700%, 10/1/07                          $      125,000
      357,000        National Rural Utilities,
                          3.250%, 10/1/07                                 357,000
    1,375,000        Southern Company,
                          7.125%, 10/1/07                               1,375,000
      425,000        National City Bank,
                          3.375%, 10/15/07                                424,633
      978,000        Suntrust Banks Inc,
                          3.625%, 10/15/07                                977,312
      250,000        Wells Fargo & Company,
                          3.750%, 10/15/07                                249,820
      100,000        Toyota Motor Credit Corp,
                          5.150%, 10/22/07                                 99,987
      200,000        BP Canada Finance,
                          3.375%, 10/31/07                                199,657
      175,000        JP Morgan Chase & ,
                          Company Inc, 6.700%, 11/1/07                    175,169
    1,500,000        Bank of America FRN,
                          5.790%, 11/5/07                               1,501,429
      150,000        AIG, 4.000%, 11/15/07                                149,734
      750,000        AIG, 4.500%, 11/15/07                                748,572
      930,000        Caterpillar Financial Services ,
                          Corp, 3.625%, 11/15/07                          927,412
    2,183,000        E.I. DuPont De Nemours,
                          3.375%, 11/15/07                              2,176,922
    1,385,000        Merrill Lynch & Company,
                          4.000%, 11/15/07                              1,382,454
    1,750,000        Southern Company,
                          3.500%, 11/15/07                              1,745,870
    8,000,000        Chubb Corp, 4.934%, 11/16/07                       7,992,624
      985,000        American Express, 3.750%, 11/20/07                   982,614
      100,000        ASIF Global Finance XVIII ,
                          144a, 3.850%, 11/26/07                           99,735
      210,000        Bank of America, 4.200%, 11/30/07                    209,565
      100,000        Wells Fargo & Company,
                          5.250%, 12/1/07                                  99,951
      100,000        AIG Corp, 5.320%, 12/9/07                             99,960
      670,000        General Electric Capital Corp,
                          6.500%, 12/10/07                                671,038
      100,000        Chubb Corp, 7.125%, 12/15/07                         100,345
      120,000        HSBC Finance Corp,
                          3.500%, 12/15/07                                119,502
      300,000        Merrill Lynch & Company,
                          6.560%, 12/16/07                                300,619
    2,000,000        Deutsche Bank Luxembourg ,
                          144a, 6.825%, 12/28/07                        2,006,117
      275,000        Citigroup, 6.250%, 1/1/08                            275,546
      310,000        Bank of America Corp,
                          3.875%, 1/15/08                                 308,628
      125,000        Credit Suisse FB USA Inc,
                          4.625%, 1/15/08                                 124,692
      115,000        General Electric Capital Corp,
                          4.250%, 1/15/08                                 114,605
      927,000        Goldman Sachs Group Inc,
                          4.125%, 1/15/08                                 923,370
    1,147,000        HSBC Finance Corp,
                          4.625%, 1/15/08                               1,143,887
      200,000        Bear Stearns Company Inc,
                          4.000%, 1/31/08                                 199,022
      494,000        Amsouth Bank NA,
                          6.450%, 2/1/08                                  495,263
      775,000        Bank of New York,
                          3.800%, 2/1/08                                  770,579
    1,133,000        Citigroup Inc, 3.500%, 2/1/08                      1,125,580
      265,000        JP Morgan Chase &
                          Company, 4.000%, 2/1/08                         263,694
      100,000        National Rural Utilities,
                          6.200%, 2/1/08                                  100,229
      150,000        US Bank NA, 6.500%, 2/1/08                           150,473
      940,000        Caterpillar Financial
                          Services Corp, 3.800%, 2/8/08                   934,634
      325,000        AIG Corp, 4.750%, 2/15/08                            324,063
      100,000        Bank of America, 3.850%, 2/15/08                      99,402
      100,000        Bank of America Corp,
                          6.375%, 2/15/08                                 100,305
    1,085,000        Bank of New York Company
                          Inc, 3.750%, 2/15/08                          1,078,519
      252,000        Citigroup Global Markets,
                          6.500%, 2/15/08                                 252,729
      200,000        HSBC Finance Corp,
                          4.800%, 2/15/08                                 199,476
      400,000        JP Morgan Chase & Company,
                          6.250%, 2/15/08                                 401,068
      190,000        JP Morgan Chase & Company,
                          6.375%, 2/15/08                                 190,514
      150,000        PNC Funding Corp,
                          4.200%, 3/10/08                                 149,201
      407,000        Bank of America, 6.750%, 3/15/08                     409,172
      180,000        Regions Financial Corp,
                          6.500%, 3/15/08                                 180,696
      500,000        US Bancorp, 3.125%, 3/15/08                          494,470
      550,000        Key Bank NA, 4.412%, 3/18/08                         547,463
      200,000        ABN AMRO Bank NV, 7.000%, 4/1/08                     201,505
      200,000        Chubb Corp, 3.950%, 4/1/08                           198,399
      150,000        General Electric Capital Corp,
                          8.125%, 4/1/08                                  151,935
      130,000        Morgan Stanley Dean Witter,
                          3.625%, 4/1/08                                  128,865
    1,950,000        National City Corp, 3.200%, 4/1/08                 1,929,192
      274,000        Wachovia Corp, 6.400%, 4/1/08                        275,303
      100,000        Bank of America, 6.375%, 4/15/08                     100,482
      255,000        Wachovia Corp, 6.300%, 4/15/08                       256,082
      100,000        Wells Fargo & Company,
                          6.250%, 4/15/08                                 100,404
      400,000        Merrill Lynch & Company,
                          7.000%, 4/27/08                                 403,788

--------------------------------------------------------------------------------
Money Market Fund (Continued)
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                  VALUE
---------------------------------------------------------------------------------
                     CORPORATE BONDS -- 23.0% (CONTINUED)
$     200,000        AIG Corp, 4.500%, 5/1/08                      $      198,867
      410,000        Southern Company, 3.125%, 5/1/08                     404,618
      500,000        Bank of America, 6.375%, 5/15/08                     502,173
      375,000        Citigroup Inc, 5.960%, 5/15/08                       375,000
      185,000        HSBC Finance Corp, 8.400%, 5/15/08                   188,080
      105,000        Credit Suisse FB USA Inc,
                          6.500%, 6/1/08                                  105,659
      600,000        Suntrust Banks Inc, 6.250%, 6/1/08                   602,595
      730,000        AIG, 4.625%, 6/2/08                                  726,065
      550,000        Northern Trust Corp, 6.250%, 6/2/08                  552,391
      257,000        Morgan Stanley Dean Witter,
                          10.000%, 6/15/08                                264,442
      100,000        National Rural Utilities,
                          5.000%, 6/15/08                                  99,497
      200,000        HSBC Finance Corp, 6.400%, 6/17/08                   201,381
      500,000        Bear Stearns Company Inc,
                          2.875%, 7/2/08                                  490,486
      149,000        US Bank NA, 6.300%, 7/15/08                          149,981
      150,000        AIG SunAmerica Global Finance
                          144a, 5.850%, 8/1/08                            150,327
      500,000        Wachovia Corp, 6.250%, 8/4/08                        502,879
    1,399,000        Regions Financial Corp,
                          4.500%, 8/8/08                                1,389,579
      216,000        Caterpillar Financial Services
                          Corp, 3.700%, 8/15/08                           212,741
      600,000        JP Morgan Chase & Company,
                          6.750%, 8/15/08                                 606,115
      100,000        US Bank NA, 3.900%, 8/15/08                           98,683
      135,000        Intl Lease Finance Corp,
                          4.350%, 9/15/08                                 133,726
      100,000        Key Bank NA, 7.375%, 9/15/08                         102,055
      510,000        Key Bank NA, 7.500%, 9/15/08                         519,444
---------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS                         $   48,978,060
---------------------------------------------------------------------------------

                     VARIABLE RATE DEMAND NOTES -- 63.7%
      710,000        CFM International Inc
                          (GTD: General Electric),
                          5.200%, 10/1/07                                 710,000
      145,000        Edmond OK EDA Student
                          Hsg Rev (LOC: Allied Irish Bank),
                          5.600%, 10/1/07                                 145,000
      105,000        Monroe Co NY IDR (Rochester Inst)
                          (LOC: Wachovia Bank),
                          5.600%, 10/1/07                                 105,000
    1,000,000        AK Indl Dev & Expt Auth
                          (LOC: Wells Fargo Bank NA),
                          5.280%, 10/3/07                               1,000,000
      290,000        Alachua Co FL HFA MFH Rev
                          (Brookside Apts) (LOC: FNMA),
                          5.230%, 10/3/07                                 290,000
      700,000        Berks Co PA IDA Rev
                          (LOC: Wachovia Bank),
                          5.200%, 10/3/07                                 700,000
    2,230,000        Columbus GA Dev Auth Rev
                          (WCBA Family LLLP), 5.350%, 10/3/07           2,230,000
    1,000,000        District of Columbia Rev Bd
                          (National Assn of Realtors),
                          5.300%, 10/3/07                               1,000,000
      265,000        FL HFC Rev (Valencia)
                          (LOC: FNMA), 5.230%, 10/3/07                    265,000
      885,000        Greenville SC Mem Aud
                          Dist Pub Fac Corp (Bi-Lo Ctr)
                          (LOC: Bank of America),
                          5.230%, 10/3/07                                 885,000
    2,106,000        Hass Door Company & Nofziger
                          Door Company Intl Inc
                          (LOC: National City Bank),
                          5.180%, 10/3/07                               2,106,000
    1,000,000        Mason City Clinic
                          (LOC: Wells Fargo Bank),
                          5.180%, 10/3/07                               1,000,000
      758,000        Acme Investment Company,
                          5.180%, 10/4/07                                 758,000
      465,000        American Watchmakers
                          Institute (LOC: Fifth Third Bank),
                          5.320%, 10/4/07                                 465,000
      180,000        Berks Cardiologists
                          (LOC: Wachovia Bank),
                          5.180%, 10/4/07                                 180,000
      695,000        Brundidge AL Combined
                          Utilities Rev (LOC: SouthTrust
                          Bank), 5.260%, 10/4/07                          695,000
      132,000        BTC Properties LLC
                          (LOC: Regions Bank),
                          5.230%, 10/4/07                                 132,000
      730,000        CA Infra & Econ Dev Bk IDR
                          (Studio Moulding)
                          (LOC: Comerica Bank),
                          5.220%, 10/4/07                                 730,000
      200,000        CA Statewide CDA MFH Rev
                          (LOC: FNMA), 5.180%, 10/4/07                    200,000
      200,000        CA Statewide CDA Rev
                          (Canyon Hsg) (LOC: FHLMC),
                          5.180%, 10/4/07                                 200,000
      240,000        CA Statewide CDA Rev
                          (Cypress Villas) (LOC: FNMA),
                          5.190%, 10/4/07                                 240,000
      495,000        CA Statewide CDA Rev
                          (Oakmont of Stockton LLC)
                          (LOC: Heller Financial),
                          5.230%, 10/4/07                                 495,000
      335,900        Campus Research Corp
                          (LOC: Wells Fargo Bank),
                          5.350%, 10/4/07                                 335,900
      545,000        Carmel IN IDR (Telamon Corp)
                          (LOC: LaSalle Bank), 5.300%, 10/4/07            545,000

--------------------------------------------------------------------------------
Money Market Fund (Continued)
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                  VALUE
---------------------------------------------------------------------------------
                     VARIABLE RATE DEMAND NOTES -- 63.7%
                     (CONTINUED)
$     500,000        Carmel IN IDR (Telamon Corp)
                          Ser 1996 B (LOC: LaSalle Bank),
                          5.300%, 10/4/07                          $      500,000
      905,000        Century Motors Acura
                          (Elizabeth Connelley Trust)
                          (LOC: US Bank NA), 5.260%, 10/4/07              905,000
      785,000        Century Motors VW
                          (Elizabeth Connelley Trust)
                          (LOC: US Bank NA), 5.260%, 10/4/07              785,000
    4,400,000        Class B Revenue Bond Ctf
                          Ser 2004-2 (BPA: AIG Retirement
                          Services), 5.329%, 10/4/07                    4,400,000
    2,400,000        Clinic Investment LP
                          (LOC: National City Bank),
                          5.180%, 10/4/07                               2,400,000
      115,000        CO HFA EDR (Super Vacuum
                          Mfg Company) (LOC: Wells
                          Fargo Bank), 5.200%, 10/4/07                    115,000
      385,000        CO HFA Mfg Rev  (Ready Foods
                          PJ-B-1) (LOC: US Bank NA),
                          5.179%, 10/4/07                                 385,000
      900,000        CO HFA Mfg Rev (Ready Foods
                          PJ-B-2) (LOC: US Bank NA),
                          5.179%, 10/4/07                                 900,000
      150,000        Connelly / Brueshaber
                          Partnership (LOC: US Bank NA),
                          5.310%, 10/4/07                                 150,000
    6,720,000        Corp Finance Managers
                          (LOC: Wells Fargo Bank),
                          5.200%, 10/4/07                               6,720,000
      654,000        CWB Investment LLC (LOC: Fifth
                          Third Bank), 5.270%, 10/4/07                    654,000
      110,000        Diamond Dev Group Inc (LOC:
                          Fifth Third Bank), 5.360%, 10/4/07              110,000
      195,000        Dietz Road Ltd Partnership
                          (LOC: National City Bank),
                          5.290%, 10/4/07                                 195,000
      135,000        Eden Prairie MN IDR (SWB LLC)
                          (LOC: US Bank NA), 5.600%, 10/4/07              135,000
      260,000        Employers Resource Associates
                          Inc (LOC: Fifth Third Bank),
                          5.260%, 10/4/07                                 260,000
      608,000        Fitch Denney Funeral Home
                          (LOC: FHLB), 5.270%, 10/4/07                    608,000
      800,000        FL Dev Fin Corp IDR (Royal
                          Concrete) (LOC: Amsouth Bank),
                          5.160%, 10/4/07                                 800,000
      500,000        FL HFC MFH (Avalon Reserve)
                          (LOC: FNMA), 5.230%, 10/4/07                    500,000
      289,000        Greencastle IN EDR (Round
                          Barn Manor Apt) (LOC: FHLB),
                          5.250%, 10/4/07                                 289,000
    1,980,000        Heart Center Cascades
                          (LOC: KeyBank), 5.200%, 10/4/07               1,980,000
    1,290,000        Holland-Sheltair Aviation
                          Fund (LOC: Mellon Bank),
                          5.180%, 10/4/07                               1,290,000
      340,000        IL Dev Fin Auth (T&D Invest)
                          (LOC: US Bank NA), 5.420%, 10/4/07              340,000
      215,000        IL Fin Auth Rev (Chicago
                          Christian-B) (LOC: Fifth Third
                          Bank), 5.280%, 10/4/07                          215,000
      145,000        IN Health Fac Auth Rev (LOC:
                          Wells Fargo Bank), 5.200%, 10/4/07              145,000
    1,700,000        JL Capital One LLC (LOC: Wells
                          Fargo Bank), 5.300%, 10/4/07                  1,700,000
    4,125,000        Kenwood Lincoln Mercury
                          (LOC: National City Bank),
                          5.180%, 10/4/07                               4,125,000
      350,000        La Crosse WI IDR (GGP Inc)
                          (LOC: Wells Fargo Bank NA),
                          5.300%, 10/4/07                                 350,000
    2,615,000        LA HFA MFH Rev (Restoration
                          Baton Rouge) (LOC: Regions
                          Bank), 5.230%, 10/4/07                        2,615,000
      685,000        Lake Oswego OR Redev Agy
                          Tax Incrmnt Rev (LOC: Wells
                          Fargo Bank), 5.200%, 10/4/07                    685,000
    1,620,000        Louisiana Loc Govt Envir Facs
                          CDA Rev Ser B (LOC: Regions
                          Bank), 5.230%, 10/4/07                        1,620,000
    1,100,000        M & M Drying Ltd (LOC: National
                          City Bank), 5.180%, 10/4/07                   1,100,000
      890,000        Memphis TN Health Edl & Hsg
                          (Alco Pptys Apt) (LOC: Regions
                          Bank), 5.230%, 10/4/07                          890,000
      505,000        Memphis TN Health Edl & Hsg
                          (Alco Pptys) Ser B (LOC: Regions
                          Bank), 5.280%, 10/4/07                          505,000
      480,000        Memphis TN Health Edl & Hsg
                          (Breezy Point Apt) (LOC: Amsouth
                          Bank), 5.280%, 10/4/07                          480,000
      950,000        MI St Hsg Dev Auth Multi-Family
                          Rev (Canterbury Apts) (LOC: FHLB),
                          5.250%, 10/4/07                                 950,000
      330,000        Miami River Stone Company
                          (LOC: US Bank NA), 5.310%, 10/4/07              330,000
    1,980,000        Miarko Inc (LOC: PNC Bank), 5.200%,
                          10/4/07                                       1,980,000
      730,000        Miklin Industries LLC (LOC: FHLB),
                          5.270%, 10/4/07                                 730,000
    2,000,000        Mill St Village LLC (LOC: FHLB),
                          5.320%, 10/4/07                               2,000,000
    2,135,000        Monte Cristo Enterprises (LOC:
                          Regions Bank), 5.210%, 10/4/07                2,135,000

--------------------------------------------------------------------------------
Money Market Fund (Continued)
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                  VALUE
---------------------------------------------------------------------------------
                     VARIABLE RATE DEMAND NOTES -- 63.7%
                     (CONTINUED)
$     785,000        Montgomery Co NY IDA Rev
                          (CNB Fin Corp) (LOC: FHLB),
                          5.280%, 10/4/07                          $      785,000
    2,065,000        Moody's Professional Building
                          (LOC: Regions Bank), 5.280%, 10/4/07          2,065,000
    7,675,000        Mountain Agency Inc (LOC:
                          US Bank NA), 5.270%, 10/4/07                  7,675,001
    1,590,000        Mountain St University Inc
                          WV Rev (LOC: Fifth Third Bank),
                          5.270%, 10/4/07                               1,590,000
      500,000        MU LLC Taxable Notes (LOC:
                          Wells Fargo Bank), 5.320%, 10/4/07              500,000
    3,170,000        Muhlenberg Medical Property
                          (LOC: Wells Fargo Bank),
                          5.200%, 10/4/07                               3,170,000
      350,000        Muscle Shoals AL IDR (Robbins
                          LLC) (LOC: Amsouth Bank),
                          5.330%, 10/4/07                                 350,000
      310,000        New York NY IDA Civic Fac Rev
                          (LOC: HSBC), 5.230%, 10/4/07                    310,000
      365,000        New York NY IDA Civic Fac Rev
                          (LOC: HSBC), 5.240%, 10/4/07                    365,000
    1,130,000        Oklahoma Co OK Fin Auth IDR
                          (Factory Direct) (LOC: Bank One),
                          5.350%, 10/4/07                               1,130,000
      100,000        Parkway Business Plaza II Ltd OH
                          (LOC: National City Bank),
                          5.290%, 10/4/07                                 100,000
    3,892,000        Revenue Bond Ctf Ser 2004-15
                          (Centennial East II Apts) (BPA: AIG
                          Retirement Services), 5.329%, 10/4/07         3,892,000
    1,535,000        Revenue Bond Ctf Ser 2004-19
                          (The Landings) (BPA: AIG Retirement
                          Services), 5.330%, 10/4/07                    1,535,000
    2,860,529        Revenue Bond Ctf Ser 2005
                          (BPA: AIG Retirement Services),
                          5.330%, 10/4/07                               2,860,529
    2,985,000        Revenue Bond Ctf Ser 2006-3
                          (Meridian Apts PJ) (BPA: AIG
                          Retirement Services), 5.330%, 10/4/07         2,985,000
      983,000        Revenue Bond Ctf Ser 2006-7
                          (Sterling Park Apts) (BPA: AIG
                          Retirement Services), 5.329%, 10/4/07           983,000
      720,000        Revenue Bond Ctf Ser 2007-2
                          (North Oak) (BPA: AIG Retirement
                          Services), 5.330%, 10/4/07                      720,000
      700,000        Riverside Co CA IDA IDR
                          (Advance Business) (LOC: CA
                          State Teachers Retirement System),
                          5.220%, 10/4/07                                 700,000
    1,300,000        Schmitz Ready Mix Inc (LOC:
                          US Bank NA), 5.230%, 10/4/07                  1,300,000
    2,910,000        Sheboygan Falls WI Indl Rev
                          (LOC: US Bank NA), 5.240%, 10/4/07            2,910,000
      157,000        Sheffield Realty LLC (LOC:
                          Regions Bank), 5.380%, 10/4/07                  157,000
    4,930,000        Shehata Said & Shehata (LOC:
                          Wells Fargo Bank), 5.270%, 10/4/07            4,930,000
      375,000        Shenandoah Valley Ltd (LOC:
                          National City Bank), 5.280%, 10/4/07            375,000
      675,000        Shumaker Loop & Kendrick
                          (LOC: National City Bank),
                          5.180%, 10/4/07                                 675,000
    1,550,000        SO Realty LLC (LOC: National
                          City Bank), 5.280%, 10/4/07                   1,550,000
    4,895,000        Springfield MO Redev Auth Rev
                          (Univ Plaza Hotel) (LOC:
                          Bank of America), 5.330%, 10/4/07             4,895,000
       65,000        Suffolk Co NY IDR Civic Fac
                          (LOC: JP Morgan), 5.240%, 10/4/07                65,000
      400,000        Surry Co NC Indl Facs & PCR
                          Fin Auth Rev (Ottenweller)
                          (LOC: JP Morgan), 5.280%, 10/4/07               400,000
      100,000        Terre Haute IN Intl Arprt Auth
                          Rev (Tri Aerospace) (LOC:
                          Northern Trust), 5.430%, 10/4/07                100,000
      890,000        TKBMN LLC (LOC: FHLB),
                          5.270%, 10/4/07                                 890,000
    1,413,000        TLW LLC (LOC: Amsouth
                          Bank), 5.230%, 10/4/07                        1,413,000
    1,180,000        VP Pack LLC (LOC: FHLB),
                          5.280%, 10/4/07                               1,180,000
      530,000        VT HFA Student Hsg (West Block)
                          (LOC: Bank of Nova Scotia),
                          5.230%, 10/4/07                                 530,000
      700,000        Vulcan Inc (LOC: Amsouth
                          Bank), 5.180%, 10/4/07                          700,000
      910,000        WA St Econ Dev Fin Auth
                          EDR (LOC: Bank of America),
                          5.200%, 10/4/07                                 910,000
      195,000        WA St HFC MFH Rev
                          (Brittany Park) (LOC: FNMA),
                          5.130%, 10/4/07                                 195,000
      546,000        WAI Enterprises LLC
                          (LOC: FHLB), 5.210%, 10/4/07                    546,000
      600,000        Washington MO IDA Indl Rev
                          (LOC: US Bank NA), 5.240%, 10/4/07              600,000
    1,225,000        West Covina CA PFA Tax
                          Allocation Rev (LOC: Allied
                          Irish Bank), 5.200%, 10/4/07                  1,225,000
      500,000        Westgate Investment Fund
                          (LOC: Wells Fargo Bank),
                          5.200%, 10/4/07                                 500,000
    1,305,000        Westwood Baptist Church
                          (LOC: US Bank NA), 5.230%, 10/4/07            1,305,000

--------------------------------------------------------------------------------
Money Market Fund (Continued)
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                  VALUE
---------------------------------------------------------------------------------
                     VARIABLE RATE DEMAND NOTES -- 63.7%
                     (CONTINUED)
$     150,000        Wilmington Iron & Metal
                          Company (LOC: JP Morgan),
                          5.230%, 10/4/07                          $      150,000
      100,000        Yankee Hill Housing LP,
                          5.200%, 10/4/07                                 100,000
    2,585,000        Baldwin Bone & Joint
                          Med Ctr LLC (LOC: SouthTrust
                          Bank), 5.400%, 10/5/07                        2,585,000
    1,005,000        Community Christian
                          Schools Inc (LOC: SouthTrust
                          Bank), 5.230%, 10/5/07                        1,005,000
    2,415,000        Diaz-Upton LLC (LOC: State
                          Street Bank), 5.230%, 10/5/07                 2,415,000
      440,000        Green Valley Church
                          (Birmingham) (LOC: SouthTrust
                          Bank), 5.230%, 10/5/07                          440,000
    3,530,000        Medical Realty Group
                          (LOC: SouthTrust Bank),
                          5.270%, 10/5/07                               3,530,000
      735,000        Schenectady NY IDR (JMR Dev
                          Company) (LOC: Fleet NA),
                          5.820%, 10/7/07                                 735,000
    1,965,000        Precision Radiotherapy,
                          5.190%, 10/11/07                              1,965,000
      695,000        208 Associates LLC (LOC:
                          KeyBank), 5.200%, 11/1/07                       695,000
      970,000        Village Enterprises (LOC:
                          KeyBank), 5.200%, 11/1/07                       970,000
---------------------------------------------------------------------------------
                     TOTAL VARIABLE RATE DEMAND NOTES              $  136,044,430
---------------------------------------------------------------------------------

                     TAXABLE MUNICIPAL BONDS -- 9.0%
    1,000,000        Charlotte NC Ctf Convention
                          Fac B, 5.492%, 12/1/07                        1,000,000
      600,000        MI Mun Bd Auth Rev,
                          5.400%, 12/1/07                                 599,948
      435,000        Okanogan Co WA Pub Util
                          Ser B, 3.350%, 12/1/07                          433,465
      465,000        Pataskala OH BANS Muni
                          Bldg, 6.350%, 12/20/07                          465,739
    2,000,000        Chelsea MA BANS,
                          5.500%, 12/27/07                              2,000,642
      600,000        Brockton MA UTGO BANS,
                          5.950%, 1/18/08                                 600,604
    3,500,000        South Euclid OH LTGO
                          BANS (Real Estate), 5.500%, 1/29/08           3,500,000
    2,800,000        New Bedford MA LTGO
                          BANS, 5.750%, 2/15/08                         2,803,361
    2,000,000        New Bedford MA LTGO
                          BANS Ser C, 5.500%, 2/15/08                   2,000,773
    1,000,000        Ross Co OH EDR Notes
                          (Sports & Culture), 7.500%, 3/13/08           1,007,092
    1,000,000        MI Mun Bd Auth Rev,
                          5.460%, 6/1/08                                  999,927
    1,105,000        Butler Co OH LTGO BANS,
                          5.470%, 8/7/08                                1,105,000
    1,300,000        Lowell MA St Aid LTGO
                          BANS, 5.750%, 8/21/08                         1,302,408
    1,500,000        Lebanon OH BANS LTGO
                          (Telecom), 6.750%, 9/17/08                    1,510,209
---------------------------------------------------------------------------------
                     TOTAL TAXABLE MUNICIPAL BONDS                 $   19,329,168
---------------------------------------------------------------------------------

                     CERTIFICATE OF DEPOSIT/
                     TIME DEPOSITS -- 3.3%
    5,000,000        Deutsche Bank NY FRN,
                          4.900%, 10/1/07                               5,000,000
    2,138,000        Fortis, 5.125%, 10/1/07                            2,138,000
---------------------------------------------------------------------------------
                     TOTAL CERTIFICATE OF DEPOSIT/
                     TIME DEPOSITS                                 $    7,138,000
---------------------------------------------------------------------------------

                     COMMERCIAL PAPER -- 0.7%
    1,574,000        Charlotte NC (LOC: KBC Bank),
                          5.400%, 2/8/08                           $    1,574,000
---------------------------------------------------------------------------------

                     TOTAL INVESTMENT SECURITIES -- 99.7%
                     (Amortized Cost $213,063,658)                 $  213,063,658

                     OTHER ASSETS IN
                     EXCESS OF LIABILITIES -- 0.3%                        737,779
---------------------------------------------------------------------------------

                     NET ASSETS -- 100.0%                          $  213,801,437
=================================================================================

See accompanying notes to portfolios of investments and notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
U.S. Government Money Market Fund - September 30, 2007
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------

                       U.S. GOVERNMENT AGENCY
                       OBLIGATIONS -- 62.2%
$   2,325,581          Overseas Private Investment
                            Corp, 5.150%, 10/3/07                  $   2,325,581
    3,000,000          Overseas Private Investment
                            Corp, FRN 5.250%, 10/3/07                  3,000,000
      301,000          FNMA, 6.625%, 10/15/07                            301,138
      183,000          FFCB, 3.100%, 10/29/07                            182,691
      200,000          FNMA, 5.250%, 10/30/07                            199,975
      191,000          FHLMC, 3.250%, 11/2/07                            190,658
      100,000          FFCB, 6.280%, 11/5/07                             100,089
      271,000          FHLMC, 4.500%, 11/15/07                           270,694
      250,000          FHLB, 5.250%, 11/26/07                            249,948
      100,000          FNMA, 5.250%, 12/3/07                             100,042
      180,000          FHLB, 4.250%, 12/7/07                             179,645
      240,000          FNMA, 5.000%, 12/13/07                            239,812
      100,000          FHLB, 3.600%, 12/14/07                             99,636
      150,000          FHLB, 4.000%, 12/14/07                            149,584
      125,000          FHLB, 3.700%, 12/24/07                            124,525
      250,000          FHLB, 4.015%, 12/24/07                            249,231
      190,000          FNMA, 5.250%, 1/2/08                              189,884
      340,000          FHLB, 4.750%, 1/11/08                             339,397
      100,000          FHLB, 5.020%, 1/18/08                              99,897
      500,000          FHLB, 4.400%, 2/25/08                             498,108
      215,000          FNMA, 4.000%, 2/25/08                             213,803
      100,000          FHLB, 5.000%, 2/29/08                              99,824
      100,000          FFCB, 3.240%, 3/4/08                               99,152
      100,000          FHLB, 3.330%, 3/11/08                              99,155
      300,000          FHLB, 4.250%, 3/24/08                             298,399
      100,000          FHLB, 3.450%, 4/1/08                               99,112
      500,000          FHLMC, 3.500%, 4/1/08                             495,542
      100,000          FHLB, 3.350%, 4/7/08                               99,035
      100,000          FHLB, 2.875%, 4/21/08                              98,642
      145,000          FHLB, 4.875%, 6/4/08                              144,511
      500,000          FHLB, 5.250%, 8/14/08                             500,287
--------------------------------------------------------------------------------
                       TOTAL U.S. GOVERNMENT
                       AGENCY OBLIGATIONS                          $  11,337,997
--------------------------------------------------------------------------------

                       VARIABLE RATE DEMAND NOTES -- 13.6%
      250,000          Chattanooga TN Health Edl
                            & Hsg Fac Bd MFH (Windridge-B)
                            (LOC: FNMA), 5.230%, 10/3/07                 250,000
      290,000          CA Statewide CDA MFH Rev
                            (Sunrise Fresno) (LOC: FNMA),
                            5.180%, 10/4/07                              290,000
      700,000          NY State Hsg Fin Agy Rev
                            (LOC: FHLMC), 5.300%, 10/4/07                700,000
      545,000          Sacramento Co CA Hsg Auth
                            MFH Rev (Deer Park Apts)
                            (LOC: FNMA), 5.130%, 10/4/07                 545,000
      700,000          Simi Valley CA Hsg MFH Rev
                            (Parker Ranch) (LOC: FNMA),
                            5.130%, 10/4/07                              700,000
--------------------------------------------------------------------------------
                       TOTAL VARIABLE RATE DEMAND NOTES            $   2,485,000
--------------------------------------------------------------------------------

   FACE
   AMOUNT                                                               VALU
--------------------------------------------------------------------------------

                       REPURCHASE AGREEMENT -- 23.7%
$   4,328,000          Morgan Stanley Dean Witter Inc
                            4.82% dated 9/28/07 due 10/01/07
                            repurchase proceeds $4,329,738.41
                            (Collateralized by $4,436,000
                            FNMA discount note due
                            10/26/07; fair value $4,420,474)       $   4,328,000
--------------------------------------------------------------------------------

                       TOTAL INVESTMENT SECURITIES AND
                       REPURCHASE AGREEMENT -- 99.5%
                       (Amortized Cost $18,150,997)                $  18,150,997

                       OTHER ASSETS IN
                       EXCESS OF LIABILITIES -- 0.5%                      87,879
--------------------------------------------------------------------------------

                       NET ASSETS -- 100.0%                        $  18,238,876
================================================================================

See accompanying notes to portfolios of investments and notes to financial statements.

--------------------------------------------------------------------------------
Notes to Portfolios of Investments
September 30, 2007
--------------------------------------------------------------------------------

VARIABLE RATE DEMAND NOTE

A variable rate demand note is a security payable on demand at par whose terms provide for the periodic readjustment of its interest rate on set dates and which, at any time, can reasonably be expected to have a market value that approximates its par value. The interest rates shown represent the effective rates as of the report date. The dates shown represent the scheduled next reset dates.

PORTFOLIO ABBREVIATIONS:

BANS - Bond Anticipation Notes
BPA - Bond Purchase Agreement
CDA - Communities Development Authority
EDA - Economic Development Authority
EDR - Economic Development Revenue
FFCB - Federal Farm Credit Bank
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
FRN - Floating Rate Note
GNMA - Government National Mortgage Association
GTD - Guaranteed
HFA - Housing Finance Authority
HFC - Housing Finance Corporation/Committee
IDA - Industrial Development Authority
IDR - Industrial Development Revenue
LOC - Letter of Credit
LTGO - Limited Tax General Obligation
MFH - Multi-Family Housing
PCR - Pollution Control Revenue
PFA - Public Finance Authority
SPA - Stand-by Purchase Agreement
UTGO - Unlimited Tax General Obligation

144a - This is a restricted security that was sold in a transaction exempt from Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers.

--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Touchstone Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone Investment Trust, comprised of Touchstone Core Bond Fund, Touchstone High Yield Fund, Touchstone Institutional Money Market Fund, Touchstone Money Market Fund, and Touchstone U.S. Government Money Market Fund (the "Funds") as of September 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising Touchstone Investment Trust at September 30, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.



                                                               /s/ Ernst & Young


Cincinnati, Ohio
November 16, 2007

--------------------------------------------------------------------------------
Other Items (Unaudited)
--------------------------------------------------------------------------------

PROXY VOTING DISCLOSURE

The Sub-Advisor is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisor uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30, are available without charge upon request by calling toll free 1.800.543.0407. These items are also available on the Securities and Exchange Commission's (the Commission) website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission's website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling
1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SCHEDULE OF SHAREHOLDER EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended September 30, 2007" to estimate the expenses you paid on your account during this period.

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                                                      EXPENSES
                                        NET EXPENSE            BEGINNING             ENDING         PAID DURING
                                           RATIO                ACCOUNT              ACCOUNT       THE SIX MONTHS
                                         ANNUALIZED              VALUE                VALUE            ENDED
                                        SEPTEMBER 30,           APRIL 1,           SEPTEMBER 30,    SEPTEMBER 30,
                                            2007                  2007                 2007             2007*
-----------------------------------------------------------------------------------------------------------------
CORE BOND FUND
  Class A    Actual                         0.90%            $    1,000.00        $     1,021.20     $     4.56
  Class A    Hypothetical                   0.90%            $    1,000.00        $     1,020.56     $     4.56

  Class C    Actual                         1.63%            $    1,000.00        $     1,017.40     $     8.24
  Class C    Hypothetical                   1.63%            $    1,000.00        $     1,016.90     $     8.24

HIGH YIELD FUND
  Class A    Actual                         1.05%            $    1,000.00        $     1,004.40     $     5.27
  Class A    Hypothetical                   1.05%            $    1,000.00        $     1,019.81     $     5.31

  Class B    Actual                         1.80%            $    1,000.00        $     1,000.60     $     9.03
  Class B    Hypothetical                   1.80%            $    1,000.00        $     1,016.04     $     9.10

  Class C    Actual                         1.80%            $    1,000.00        $     1,000.90     $     9.02
  Class C    Hypothetical                   1.80%            $    1,000.00        $     1,016.05     $     9.09

  Class Y    Actual                         0.80%            $    1,000.00        $     1,005.80     $     4.02
  Class Y    Hypothetical                   0.80%            $    1,000.00        $     1,021.06     $     4.05

INSTITUTIONAL MONEY MARKET FUND
             Actual                         0.20%            $    1,000.00        $     1,026.40     $     1.01
             Hypothetical                   0.20%            $    1,000.00        $     1,024.07     $     1.01

MONEY MARKET FUND
  Class A    Actual                         0.85%            $    1,000.00        $     1,023.30     $     4.31
  Class A    Hypothetical                   0.85%            $    1,000.00        $     1,020.81     $     4.30

  Class S    Actual                         1.15%            $    1,000.00        $     1,021.80     $     5.83
  Class S    Hypothetical                   1.15%            $    1,000.00        $     1,019.30     $     5.83

U.S. GOVERNMENT MONEY MARKET FUND
             Actual                         0.95%            $    1,000.00        $     1,022.00     $     4.81
             Hypothetical                   0.95%            $    1,000.00        $     1,020.31     $     4.81

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365] (to reflect the one-half year period).

--------------------------------------------------------------------------------
Management of the Trust (Unaudited)
--------------------------------------------------------------------------------

Listed below is basic information regarding the Trustees and principal officers of the Trust. The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407.

INTERESTED TRUSTEES(1):
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER
                                                                                              OF FUNDS
                                                                                              OVERSEEN
                                              TERM OF                                         IN THE
NAME                        POSITION(S)       OFFICE(2) AND                                   TOUCHSTONE      OTHER
ADDRESS                     HELD WITH         LENGTH OF        PRINCIPAL OCCUPATION(S)        FUND            DIRECTORSHIPS
AGE                         TRUST             TIME SERVED      DURING PAST 5 YEARS            COMPLEX(3)      HELD(4)
-----------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder            Trustee and       Until            Senior Vice President of The         52        Director of
Touchstone Advisors, Inc    President         retirement at    Western and Southern Life                      LaRosa's (a
303 Broadway                                  age 75 or        Insurance Company; President                   restaurant chain).
Cincinnati, OH                                until she        and a director of IFS
Year of Birth: 1955                           resigns or is    Financial Services, Inc. (a
                                              removed          holding company); Director of
                                              Trustee since    Capital Analysts Incorporated
                                              1999             (an investment advisor and
                                                               broker-dealer), Integrated
                                                               Investment Services, Inc.
                                                               until April 2007 (the Trust's
                                                               former administrator,
                                                               accounting and transfer
                                                               agent), IFS Fund
                                                               Distributors, Inc. (a
                                                               broker-dealer), Touchstone
                                                               Advisors, Inc. (the Trust's
                                                               investment advisor) and
                                                               Touchstone Securities, Inc.
                                                               (the Trust's distributor);
                                                               President and a director of
                                                               IFS Agency Services, Inc. (an
                                                               insurance agency), W&S
                                                               Financial Group Distributors,
                                                               Inc. (an annuity distributor)
                                                               and IFS Systems, Inc.; Senior
                                                               Vice President and a Director
                                                               of W&S Brokerage Services,
                                                               Inc. (a broker-dealer);
                                                               Director, President and Chief
                                                               Executive Officer of
                                                               Integrity Life Insurance
                                                               Company and National
                                                               Integrity Life Insurance
                                                               Company; President of
                                                               Touchstone Tax-Free Trust,
                                                               Touchstone Investment Trust,
                                                               Touchstone Variable Series
                                                               Trust, Touchstone Strategic
                                                               Trust, Touchstone Funds Group
                                                               Trust and Touchstone
                                                               Institutional Funds Trust;
                                                               President of Touchstone
                                                               Advisors, Inc., and
                                                               Touchstone Securities, Inc.
                                                               until 2004.
-----------------------------------------------------------------------------------------------------------------------------------
John F. Barrett             Trustee           Until            Chairman of the Board,               52        Director of The
The Western and                               retirement at    President and Chief Executive                  Andersons (an
Southern Life                                 age 75 or        Officer of The Western and                     agribusiness and
Insurance Company                             until he         Southern Life Insurance                        retailing
400 Broadway                                  resigns or is    Company, Western- Southern                     company);
Cincinnati, OH                                removed          Life Assurance Company and                     Convergys
Year of Birth: 1949                           Trustee since    Western & Southern Financial                   Corporation (a
                                              2002             Group, Inc.; Director and                      provider of
                                                               Chairman of Columbus Life                      business support
                                                               Insurance Company; Fort                        systems and
                                                               Washington Investment                          customer care
                                                               Advisors, Inc., Integrity                      operations) and
                                                               Life Insurance Company and                     Fifth Third
                                                               National Integrity Life                        Bancorp.
                                                               Insurance Company; Director
                                                               of Eagle Realty Group, Inc.,
                                                               Eagle Realty Investments,
                                                               Inc. and Integrated
                                                               Investment Services, Inc.
                                                               (until April 2007); Director,
                                                               Chairman and CEO of WestAd,
                                                               Inc.; President and Trustee
                                                               of Western & Southern
                                                               Financial Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Management of the Trust (Continued)
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER
                                                                                              OF FUNDS
                                                                                              OVERSEEN
                                              TERM OF                                         IN THE
NAME                        POSITION(S)       OFFICE(2) AND                                   TOUCHSTONE      OTHER
ADDRESS                     HELD WITH         LENGTH OF        PRINCIPAL OCCUPATION(S)        FUND            DIRECTORSHIPS
AGE                         TRUST             TIME SERVED      DURING PAST 5 YEARS            COMPLEX(3)      HELD(4)
-----------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox              Trustee           Until            President and Chief Executive        52        Director of the
303 Broadway                                  retirement at    Officer of Cox Financial                       Federal Reserve
Cincinnati, OH                                age 75 or        Corp. (a financial services                    Bank of Cleveland
Year of Birth: 1947                           until he         company).                                      and Duke Energy (a
                                              resigns or is                                                   utility company);
                                              removed                                                         Chairman of The
                                              Trustee since                                                   Cincinnati Bell
                                              1994                                                            Telephone Company
                                                                                                              LLC; Director of
                                                                                                              The Timken Company
                                                                                                              (a manufacturer of
                                                                                                              bearings, alloy
                                                                                                              steels and related
                                                                                                              products and
                                                                                                              services);
                                                                                                              Director of
                                                                                                              Diebold,
                                                                                                              Incorporated (a
                                                                                                              provider of
                                                                                                              integrated
                                                                                                              self-service
                                                                                                              delivery and
                                                                                                              security systems).
-----------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner            Trustee           Until            Principal of HJL Enterprises         52        None
303 Broadway                                  retirement at    (a privately held investment
Cincinnati, OH                                age 75 or until  company).
Year of Birth: 1938                           he resigns or
                                              is
                                              removed
                                              Trustee since
                                              1999
-----------------------------------------------------------------------------------------------------------------------------------
Donald C. Siekmann          Trustee           Until            Executive for Duro Bag               52        Trustee of Jewish
303 Broadway                                  retirement at    Manufacturing Co. (a bag                       Hospital, Greater
Cincinnati, OH                                age 75 or        manufacturer); President of                    Cincinnati Arts &
Year of Birth: 1938                           until he         Shor Foundation for Epilepsy                   Education Center
                                              resigns or is    Research (a charitable                         and Cincinnati
                                              removed          foundation); Trustee of                        Arts Association
                                              Trustee since    Riverfront Funds (mutual
                                              2005             funds) from 1999 - 2004.
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Management of the Trust (Continued)
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES (CONTINUED):
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER
                                                                                              OF FUNDS
                                                                                              OVERSEEN
                                              TERM OF                                         IN THE
NAME                        POSITION(S)       OFFICE(2) AND                                   TOUCHSTONE      OTHER
ADDRESS                     HELD WITH         LENGTH OF        PRINCIPAL OCCUPATION(S)        FUND            DIRECTORSHIPS
AGE                         TRUST             TIME SERVED      DURING PAST 5 YEARS            COMPLEX(3)      HELD(4)
-----------------------------------------------------------------------------------------------------------------------------------
Robert E. Stautberg         Trustee           Until           Retired Partner of KPMG LLP (a         52        Trustee of Tri-
303 Broadway                                  retirement at   certified public accounting                      Health Physician
Cincinnati, OH                                age 75 or       firm). Vice President of St.                     Enterprise
Year of Birth: 1934                           until he        Xavier High School.                              Corporation.
                                              resigns or is
                                              removed
                                              Trustee since
                                              1994
-----------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti             Trustee           Until           CEO, Chairman and Director of          52        None
303 Broadway                                  retirement at   Avaton, Inc. (a wireless
Cincinnati, OH                                age 75 or       entertainment company).
Year of Birth: 1948                           until he        President of Cincinnati
                                              resigns or is   Biomedical (a life science and
                                              removed         economic development company)
                                              Trustee since   from July 2003 until 2005.
                                              2002            CEO, Chairman and Director of
                                                              Astrum Digital Information (an
                                                              information monitoring
                                                              company) from 2000 until 2001;
                                                              President of Great American
                                                              Life Insurance Company from
                                                              1999 until 2000.
-----------------------------------------------------------------------------------------------------------------------------------


(1) Ms. McGruder, as a director of Touchstone Advisors, Inc., the Trust's investment advisor, and Touchstone Securities, Inc., the Trust's distributor and an officer of affiliates of the advisor and distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Barrett, as President and Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of Touchstone Advisors, Inc. and Touchstone Securities, Inc., Chairman of Fort Washington Investment Advisors, Inc., a Trust sub-advisor and an officer of other affiliates of the advisor and distributor is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(2) Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

(3) The Touchstone Fund Complex consists of 5 series of the Trust, 8 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, 15 variable annuity series of Touchstone Variable Series Trust, 17 series of Touchstone Funds Group Trust, and 3 series of Touchstone Institutional Funds Trust.

(4) Each Trustee is also a Trustee of Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust, and Touchstone Institutional Funds Trust.

--------------------------------------------------------------------------------
Management of the Trust (Continued)
--------------------------------------------------------------------------------

PRINCIPAL OFFICERS(1):
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER
                                                                                                      OF FUNDS
                                                                                                      OVERSEEN
                                                       TERM OF                                        IN THE
NAME                                POSITION(S)        OFFICE AND                                     TOUCHSTONE      OTHER
ADDRESS                             HELD WITH          LENGTH OF          PRINCIPAL OCCUPATION(S)     FUND            DIRECTORSHIPS
AGE                                 TRUST              TIME SERVED        DURING PAST 5 YEARS         COMPLEX(2)      HELD
-----------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder                    President and      Until              See biography above.              52        See biography
Touchstone                          Trustee            resignation,                                                   above.
Advisors, Inc.                                         removal or
303 Broadway                                           disqualification
Cincinnati, OH                                         President since
Year of Birth: 1955                                    2004; President
                                                       from 2000-2002
-----------------------------------------------------------------------------------------------------------------------------------
Brian E. Hirsch                     Vice President     Until              Senior Vice                       52        None
Touchstone Advisors, Inc.           and Chief          resignation,       President-Compliance of
303 Broadway                        Compliance         removal or         IFS Financial Services,
Cincinnati, OH                      Officer            disqualification   Inc., Director of
Year of Birth: 1956                                    Vice President     Compliance of W&S
                                                       since 2003         Brokerage Services, Inc.;
                                                                          Chief Compliance Officer
                                                                          of Puglisi & Co. from 2001
                                                                          until 2002.
-----------------------------------------------------------------------------------------------------------------------------------
James H. Grifo                      Vice President     Until              President of Touchstone           52        None
Touchstone Securities, Inc.                            resignation,       Securities, Inc. and
303 Broadway                                           removal or         Touchstone Advisors, Inc.;
Cincinnati, OH                                         disqualification   Managing Director,
Year of Birth: 1951                                    Vice President     Deutsche Asset Management
                                                       since 2004         until 2001.
-----------------------------------------------------------------------------------------------------------------------------------
William A. Dent                     Vice President     Until              Senior Vice President of          52        None
Touchstone Advisors, Inc.                              resignation,       Touchstone Advisors, Inc.;
303 Broadway                                           removal or         Marketing Director of
Cincinnati, OH                                         disqualification   Promontory Interfinancial
Year of Birth: 1963                                    Vice President     Network from 2002-2003;
                                                       since 2004         Senior Vice President of
                                                                          McDonald Investments from
                                                                          1998 - 2001.
-----------------------------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft                Controller and     Until              Senior Vice President,            52        None
Touchstone                          Treasurer          resignation,       Chief Financial Officer
Advisors, Inc.                                         removal or         and Treasurer of
303 Broadway                                           disqualification   Integrated Investment
Cincinnati, OH                                         Controller since   Services, Inc. (until
Year of Birth: 1962                                    2000               April 2007), IFS Fund
                                                       Treasurer since    Distributors, Inc. and W&S
                                                       2003               Brokerage Services, Inc.;
                                                                          Chief Financial Officer of
                                                                          IFS Financial Services,
                                                                          Inc., Touchstone Advisors,
                                                                          Inc. and Touchstone
                                                                          Securities, Inc. and
                                                                          Assistant Treasurer of
                                                                          Fort Washington Investment
                                                                          Advisors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Jay S. Fitton                       Secretary          Until              Assistant Vice President          52        None
JP Morgan                                              resignation,       and Senior Counsel of JP
303 Broadway                                           removal or         Morgan; Director and
Cincinnati, OH                                         disqualification   Senior Counsel of
Year of Birth: 1970                                    Secretary since    Integrated Investment
                                                       2006               Services, Inc. and IFS
                                                                          Fund Distributors, Inc.
                                                                          until April 2007.
-----------------------------------------------------------------------------------------------------------------------------------


(1) Each officer also holds the same office with Touchstone Tax-Free Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust.

(2) The Touchstone Fund Complex consists of 5 series of the Trust, 8 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, 15 series of Touchstone Variable Series Trust, 17 series of Touchstone Funds Group Trust and 3 series of Touchstone Institutional Funds Trust.

                      This page intentionally left blank.

                      This page intentionally left blank.

TOUCHSTONE INVESTMENTS

DISTRIBUTOR
Touchstone Securities, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203
800.638.8194
www.touchstoneinvestments.com

INVESTMENT ADVISOR
Touchstone Advisors, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203

TRANSFER AGENT
JP Morgan
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICE
800.543.0407

* A Member of Western & Southern Financial Group(R)

--------------------------------------------------------------------------------
[LOGO] TOUCHSTONE (R)
       INVESTMENTS

303 Broadway, Suite 1100
Cincinnati, OH  45202-4203


                                                             TSF-55-TINT-AR-0710

ITEM 2. CODE OF ETHICS.

At the end of the period covered by this report, the registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Robert Stautberg is the registrant's audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. Audit fees totaled approximately $68,550 for the September 30, 2007 fiscal year and approximately $64,700 for the September 30, 2006 fiscal year, including fees associated with the annual audit and filings of the registrant's Form N-1A and Form N-SAR.

(b) Audit-Related Fees. Audit-related fees totaled approximately $116,000 for the September 30, 2007 fiscal year and $109,400 for the September 30, 2006 fiscal year and consisted of SAS 70 internal control reviews of the registrant's fund accountant and transfer agent during both years.

(c) Tax Fees. Tax fees totaled approximately $24,150 for the September 30, 2007 fiscal year and $13,500 for the September 30, 2006 fiscal year and consisted of fees for tax compliance and tax consultation services during both years.

(d) All Other Fees. There were no fees for all other services to the registrant during the September 30, 2007 or September 30, 2006 fiscal years.

(e) (1) Audit Committee Pre-Approval Policies. The Audit Committee's pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services," assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence and permissible non-audit services classified as "all other services" that are routine and recurring services.

(e)(2) All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser (excluding its sub-advisor) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant were approximately $222,900 for the fiscal year ended September 30, 2007 and $222,800 for the fiscal year ended September 30, 2006.

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to Phillip R. Cox, Chairman of the Governance Committee, c/o Touchstone, 303 Broadway, Suite 1100, Cincinnati, OH 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) The Code of Ethics for Senior Financial Officers was filed on December 6, 2004 with registrant's N-CSR for the September 30, 2004 fiscal year and is hereby incorporated by reference.

(a)(2) Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith.

(b) Certification required by Item 11(b) of Form N-CSR is filed herewith.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Touchstone Investment Trust
            --------------------------------------------------------------------

By (Signature and Title)

/s/ Jill T. McGruder
--------------------------------------------------------------------------------
Jill T. McGruder
President

Date:  December 3, 2007

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jill T. McGruder
--------------------------------------------------------------------------------
Jill T. McGruder
President

Date:  December 3, 2007

/s/ Terrie A. Wiedenheft
--------------------------------------------------------------------------------
Terrie A. Wiedenheft
Controller & Treasurer

Date:  December 3, 2007